PARTICIPATION AGREEMENT N___AT

                           dated as of __________, 200_

                                      among

                            AMERICAN TRANS AIR, INC.,
                                     Lessee,

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                               Owner Participant,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
          NOT IN ITS INDIVIDUAL CAPACITY EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS OWNER TRUSTEE, Owner Trustee,

                                       and

     WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS MORTGAGEE, SUBORDINATION AGENT UNDER THE INTERCREDITOR AGREEMENT, AND PASS-THROUGH TRUSTEE UNDER EACH OF THE PASS-THROUGH TRUST AGREEMENTS, Mortgagee and Loan Participant



     One Boeing model 737-800 aircraft bearing manufacturer's serial no. _____ and U.S. registration no. N___AT

                                    CONTENTS


          1. DEFINITIONS AND CONSTRUCTION......................................2

          2. PARTICIPATION IN LESSOR'S COST; ISSUANCE OF EQUIPMENT NOTES; .....2
           TERMINATION OF OBLIGATION TOPARTICIPATE
          2.1 Participation in Lessor's Cost...................................2
            2.2 Nature of Obligations of Participants..........................3
            2.3 Termination of Obligation to Participate.......................3

          3. LEASE OF AIRCRAFT.................................................3

          4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST;
          POSTPONEMENT OF SCHEDULED DELIVERY DATE..............................4
            4.1 Notices of Scheduled Delivery Date.............................4
            4.2 Payment of Lessor's Cost.......................................4
            4.3 Postponement of Scheduled Delivery Date........................5
            4.4 Closing........................................................5

          5. CLOSING CONDITIONS................................................5
            5.1 Conditions to Participants'Obligations.........................6
            5.2 Conditions to Owner Trustee's Obligations.....................11
            5.3 Conditions to Mortgagee's Obligations.........................12
            5.4 Conditions to Lessee's Obligations............................12
            5.5 Post-Registration Opinion.....................................13

          6. REPRESENTATIONS AND WARRANTIES............... ...................13
            6.1 Lessee's Representations and Warranties.......................13
            6.2 Owner Participant's Representations and Warranties............17
            6.3 FSB's Representations and Warranties..........................20
            6.4 WTC's Representations and Warranties..........................22

          7. COVENANTS........................................................25
            7.1 Lessee's Covenants............................................25
            7.2 Owner Participant's Covenants.................................27
            7.3 FSB's and Owner Trustee's Covenants...........................30
            7.4 WTC's Covenants...............................................32
            7.5 Note Holders'Covenants........................................33
            7.6 Other Agreements..............................................34

          8. CONFIDENTIALITY..................................................41

           9. INDEMNIFICATION AND EXPENSES....................................42
            9.1 General Indemnity.............................................42
            9.2 Expenses......................................................49
            9.3 General Tax Indemnity.........................................50
            9.4 Payments......................................................61
            9.5 Interest......................................................62
            9.6 Benefit of Indemnities........................................62

          10. ASSIGNMENT OR TRANSFER OF INTERESTS.............................62
            10.1 Participants, Owner Trustee, and Note Holders....... ........62
            10.2 Effect of Transfer...........................................64

          11. RE-FUNDING AND CERTAIN OTHER MATTERS............................65
            11.1 Re-Funding Generally.........................................65
            11.2 Limitations on Obligation to Refund..........................67
            11.3 Execution of Facilitating Documents..........................68
            11.4 ERISA........................................................68
            11.5 Consent to Optional Redemptions..............................68
            11.6 Lessee's Assumption of Equipment Notes.......................68

          12. SECTION 1110....................................................72

          13. CHANGE OF CITIZENSHIP...........................................72
            13.1 Generally....................................................72
            13.2 Owner Participant............................................72
            13.3 Owner Trustee................................................73
            13.4 Mortgagee....................................................73

          14. CONCERNING OWNER TRUSTEE........................................73

          15. MISCELLANEOUS...................................................74
            15.1 Amendments...................................................74
            15.2 Severability.................................................74
            15.3 Survival.....................................................74
            15.4 Reproduction of Documents....................................74
            15.5 Counterparts.................................................75
            15.6 No Waiver....................................................75
            15.7 Notices......................................................75
            15.8 Governing Law; Submission to Jurisdiction; Venue... .........76
            15.9 Third-Party Beneficiary......................................77
            15.10 Entire Agreement............................................77
            15.11 Further Assurances..........................................77

          ANNEX A        Definitions

          SCHEDULE 1     Accounts; Addresses
          SCHEDULE 2     Commitments
          SCHEDULE 3     Certain Terms


          EXHIBIT A      Opinion of special  counsel to Lessee
          EXHIBIT B      Opinion of  corporate counsel  to  Lessee
          EXHIBIT C      Opinion  of  corporate   counsel  to  Airframe
                         Manufacturer Trustee
          EXHIBIT D      Opinion of special counsel to Owner
          EXHIBIT E      Opinion of special counsel to Mortgagee and Loan
                         Participants
          EXHIBIT F      Opinion of special counsel to Owner Participant
          EXHIBIT G      Opinion of FAA Counsel
          EXHIBIT H      Opinion of corporate counsel to Owner Participant
          EXHIBIT I      Form of Assignment and Assumption Agreement
          EXHIBIT J      Form of Owner Participant Guaranty

                         PARTICIPATION AGREEMENT N___AT

     This Participation Agreement N___AT (this "AGREEMENT"), dated as of __________, 200_, is entered into by and among (1) American Trans Air, Inc. ("LESSEE"), an Indiana corporation, (2) General Electric Capital Corporation ("OWNER PARTICIPANT"), a New York corporation, (3) First Security Bank, National Association, a national banking association, not in its individual capacity (except as expressly provided herein), but solely as Owner Trustee (in its capacity as Owner Trustee, "OWNER TRUSTEE" or "LESSOR", and in its individual capacity, "FSB"), (4) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity (except as expressly provided herein), but solely as mortgagee (in its capacity as Mortgagee, "MORTGAGEE", and in its individual capacity, "WTC"), (5) Wilmington Trust Company, not in its individual capacity (except as expressly provided herein) but solely as trustee under each of the Pass-Through Trust Agreements (each, a "PASS-THROUGH TRUSTEE"), and (6) Wilmington Trust Company, not in its individual capacity (except as expressly provided herein), but solely as subordination agent under the Intercreditor Agreement ("SUBORDINATION AGENT").

     RECITALS

     A...........Owner   Participant   and  FSB  are  entering  into  the  Trust
Agreement, pursuant to which Owner Trustee agrees to hold the Trust Estate for the use and benefit of Owner Participant.

     B...........Lessee  and  Airframe  Manufacturer  entered  into the Purchase
Agreement, pursuant to which Airframe Manufacturer agreed to manufacture certain aircraft (including the Aircraft) and sell them to Lessee, and Lessee agreed to buy certain aircraft (including the Aircraft) from Airframe Manufacturer.

     C...........Seller  will sell the Aircraft to Owner Trustee pursuant to the terms of this Participation Agreement.

     D...........Lessee  and  Owner  Trustee  are  entering  into  the  Purchase
Agreement Assignment and the Engine Manufacturer Warranty Agreement, pursuant to which Lessee assigns to Owner Trustee certain of Lessee's rights under the Purchase Agreement and the Engine Manufacturer Warranty Agreement.

     E...........Pursuant  to each of the Pass-Through Trust Agreements,  on the
Issuance Date, the Pass-Through Trusts were created and the Pass-Through Certificates were issued and sold.

     F...........Pursuant  to the Note  Purchase  Agreement,  each  Pass-Through
Trustee agreed to use a portion of the proceeds from the issuance and sale of the Pass-Through Certificates issued by each Pass-Through Trust to purchase from Owner Trustee, on behalf of the related Pass-Through Trust, the Equipment Note bearing the same interest rate as the Pass-Through Certificates issued by such Pass-Through Trust.

     G...........Owner  Trustee and Mortgagee are entering into the Mortgage for the benefit of the Note Holders, pursuant to which Owner Trustee agrees (1) to issue Equipment Notes, in the amounts and otherwise as provided in the Mortgage, the proceeds of which will be used to pay a portion of Lessor's Cost, and (2) to mortgage, pledge, and assign to Mortgagee all of Owner Trustee's right, title, and interest in the Collateral to secure the Secured Obligations, including Owner Trustee's obligations under the Equipment Notes.

     H...........Lessor  and Lessee are  entering  into the Lease,  pursuant  to which Lessor is leasing the Aircraft to Lessee and Lessee is leasing the Aircraft from Lessor.

     I...........The  parties  to  this  Agreement  want  to set  forth  in this
Agreement the terms and conditions upon and subject to which the foregoing transactions shall be effected.

     The parties hereto agree as follows:

     1. DEFINITIONS AND CONSTRUCTION

     The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Agreement. Annex A also contains rules of usage that control construction in this Agreement.

     2. PARTICIPATION IN LESSOR'S COST; ISSUANCE OF EQUIPMENT NOTES; TERMINATION OF OBLIGATION TO PARTICIPATE

     2.1 PARTICIPATION IN LESSOR'S COST

     Subject to the terms and conditions of this Agreement, on the Delivery Date, Owner Participant and each Pass-Through Trustee shall participate in the payment of Lessor's Cost as follows: (a) Owner Participant shall finance, in part, Owner Trustee's payment of Lessor's Cost for the Aircraft by making an equity investment in the beneficial ownership of the Aircraft in the amount in Dollars equal to Owner Participant's Percentage multiplied by Lessor's Cost; and
(b) each Pass-Through Trustee shall make a non-recourse secured loan to Owner Trustee to finance, in part, Owner Trustee's payment of Lessor's Cost in the amount in Dollars equal to such Pass-Through Trustee's PTT Percentage multiplied by Lessor's Cost, such loan to be evidenced by one or more Equipment Notes, dated the Delivery Date, issued to Subordination Agent as the registered holder on behalf of each such Pass-Through Trustee for the related Pass-Through Trust by Owner Trustee in accordance with this Agreement and the Mortgage, in an aggregate principal amount equal to the Commitment of each such Pass-Through Trustee.

     2.2 NATURE OF OBLIGATIONS OF PARTICIPANTS

     The obligations hereunder of each Participant are several, and not joint, and a Participant shall have no obligation to make available to Owner Trustee any portion of any amount not paid hereunder by any other Participant. The failure by any Participant to perform its obligations hereunder shall not affect the obligations of Lessee toward any other Participant, except to the extent provided in ss. 5.4.

     2.3 TERMINATION OF OBLIGATION TO PARTICIPATE

     NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IF THE CLOSING DOES NOT OCCUR ON OR BEFORE THE COMMITMENT TERMINATION DATE, THE COMMITMENT OF EACH PARTICIPANT AND ITS OBLIGATION TO PARTICIPATE IN THE PAYMENT OF LESSOR'S COST SHALL EXPIRE AND BE OF NO FURTHER FORCE AND EFFECT; PROVIDED, THAT THE LIABILITY OF ANY PARTICIPANT THAT HAS DEFAULTED IN THE PAYMENT OF ITS COMMITMENT SHALL NOT BE RELEASED.



     3. LEASE OF AIRCRAFT

     Subject to the terms and conditions of this Agreement, concurrently with the issuance of the Equipment Notes on the Delivery Date, Owner Trustee shall purchase and accept delivery of the Aircraft from Seller under and pursuant to the Purchase Agreement and the Purchase Agreement Assignment, and thereupon Owner Trustee shall lease the Aircraft to Lessee, and Lessee shall lease the Aircraft from Owner Trustee, under the Lease.

     4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST; POSTPONEMENT OF SCHEDULED DELIVERY DATE

     4.1 NOTICES OF SCHEDULED DELIVERY DATE

     Without limiting its obligations to the Loan Participant under ss. 1(b) of the Note Purchase Agreement, Lessee agrees to give Participants, Owner Trustee, and Mortgagee at least one Business Day's written notice of the Scheduled Delivery Date, which notice shall set forth Lessor's Cost and the amount of each Participant's Commitment. Each Participant agrees that making its Commitment available shall constitute a waiver of such notice. Owner Trustee and Mortgagee shall be deemed to have waived such notice if WTC receives from each Participant funds in the full amount of its respective Commitment.

     4.2 PAYMENT OF LESSOR'S COST

     (a).........Each Participant agrees, subject to the terms and conditions of this Agreement, to make the Dollar amount of its respective Commitment available, by wire transfer of immediately available funds to WTC's account at Wilmington Trust Company, ABA No. __________, account no. __________, reference American Trans Air, Inc. Lease N5__AT, at or before 12:00 noon, New York City time, on the Scheduled Delivery Date. All such funds made available by each Participant to WTC shall, until payment thereof to Seller as provided in ss. 4.2(b)(2) or return thereof to the respective Participant as provided in ss. 4.3.2, be held by WTC in trust for the benefit of the respective Participant, as the sole and exclusive property of the respective Participant and not as part of the Trust Estate or the Collateral.

     (b).........Subject to the satisfaction, or waiver by the applicable party, of the conditions precedent set forth in ss. 5, and simultaneously with the receipt by the parties hereto of all amounts to be paid to them on the Delivery Date pursuant to this ss. 4.2, Owner Trustee shall:

     (1) purchase, take title to, and accept delivery of the Aircraft;

     (2) in consideration of the transfer of title to the Aircraft to Owner Trustee, direct WTC to pay, from the funds made available to WTC hereunder by the Participants, all of the Commitments of the Participants to Seller, which payments in the aggregate shall be equal to Lessor's Cost, by wire transfer of immediately available funds to Seller's account set forth in Schedule 1 or as otherwise directed by Seller;

     (3) execute an application for registration of the Aircraft with the FAA;

     (4) execute the Mortgage and issue the Equipment Notes to Subordination Agent in accordance withss. 2.1(b);

     (5) lease the Aircraft to Lessee pursuant to the Lease; and

     (6) take such other action as may be required to be taken by Owner Trustee on the Delivery Date by the terms of any Operative Agreement.

     4.3 POSTPONEMENT OF SCHEDULED DELIVERY DATE

     4.3.1 POSTPONEMENT

     If for any reason whatsoever the Closing is not consummated on the Scheduled Delivery Date, Lessee may, subject to the provisions of 1(e) of the Note Purchase Agreement, by telephonic notice, given by 5:00 p.m. New York City time (such telephonic notice to be promptly confirmed in writing by personal delivery or facsimile) on the Scheduled Delivery Date, to each Participant, Owner Trustee, and Mortgagee, designate a Delayed Delivery Date, in which case Owner Participant will keep its funds available, and each Loan Participant shall comply with its obligations under ss. 5.01 of each applicable Pass-Through Trust Agreement.

     4.3.2 RETURN OF FUNDS

     WTC shall promptly return to each Participant that makes funds available to it in accordance with ss. 4.2(a) such funds, together with interest or income earned thereon, if the Closing fails to occur on the Scheduled Delivery Date, PROVIDED, that any such funds made available by the Loan Participant shall be returned on such Scheduled Delivery Date.

     4.4 CLOSING

     The Closing shall occur at the offices of Troutman Sanders LLP, 5200 Bank of America Plaza, Atlanta, GA (with a set of Operative Agreements also being delivered in New York City), or such other place as the parties shall agree.

     5. CLOSING CONDITIONS

     5.1 CONDITIONS TO PARTICIPANTS' OBLIGATIONS

     Each Participant's obligation to make the Dollar amount of its Commitment available for payment as directed by Owner Trustee on the Delivery Date is subject to the satisfaction or such Participant's waiver, on or before the Delivery Date, of the conditions in this ss. 5.1; PROVIDED, that it shall not be a condition to the obligation of any Participant that any document be produced or action taken that is to be produced or taken by such Participant or by a Person within such Participant's control; PROVIDED, FURTHER, that ss. 5.1.2 (a),
(m), and (u)(8) shall not be conditions to the Loan Participants' obligations and ss. 5.1.15 and ss. 5.1.16 shall not be conditions to Owner Participant's obligations.

     5.1.1 NOTICE

     Such Participant received the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.1.2 DELIVERY OF DOCUMENTS

     Except as otherwise provided in this ss. 5.1.2, such Participant receives executed counterparts of the following documents, and such counterparts (x) have been duly authorized, executed, and delivered by the party or parties thereto,
(y) are reasonably  satisfactory in form and substance to such Participant,  and
(z) are in full force and effect:

     (a) the Lease (Mortgagee to receive the sole executed chattel paper original thereof);

     (b) the Tax Indemnity Agreement; PROVIDED, that only Owner Participant and Lessee shall receive copies of the Tax Indemnity Agreement;

     (c) the Trust Agreement;

     (d) the Mortgage;

     (e) the Purchase Agreement Assignment;

     (f)  the  Consent  and  Agreement  and  the  Engine  Manufacturer  Warranty
Agreement;

     (g) the Equipment Notes dated the Delivery Date; PROVIDED, that only the Subordination Agent shall receive the authenticated Equipment Notes;

     (h) an excerpted copy of the Purchase Agreement to the extent relating to Airframe Manufacturer's or Engine Manufacturer's warranties or related obligations or any right in the Purchase Agreement assigned to Owner Trustee pursuant to the Purchase Agreement Assignment; PROVIDED, that only Owner Trustee and Mortgagee shall receive copies of such agreement (copies of which may be inspected by Participants and their respective special counsel on the Delivery Date, but after the Delivery Date such copies shall be retained by Owner Trustee and Mortgagee and may be inspected and reviewed by Owner Participant or Loan Participant or their counsel if and only if a Lease Default exists);

     (i) the Bills of Sale;

     (j) the Guarantee;

     (k) an invoice from Seller specifying the amount due to Seller in respect of the Aircraft, which amount shall equal Lessor's Cost of the Aircraft;

     (l) the broker's report and insurance certificates required byss. 11 of the Lease;

     (m) an appraisal or appraisals from an Appraiser, which appraisal or appraisals shall be reasonably satisfactory in form and substance to Owner Participant; PROVIDED, that only Owner Participant shall receive copies of such appraisal(s);

     (n) (1) a copy of Lessee's articles of incorporation, by-laws, and resolutions, in each case certified as of the Delivery Date by the Secretary or an Assistant Secretary of Lessee, duly authorizing Lessee's execution, delivery, and performance of the Lessee Operative Agreements required to be executed and delivered by Lessee on or before the Delivery Date in accordance with the provisions hereof and thereof; (2) a copy of Guarantor's articles of incorporation, by-laws, and resolutions, in each case certified as of the Delivery Date by the Secretary or an Assistant Secretary of Guarantor, duly authorizing Guarantor's execution, delivery, and performance of the Guarantee;
(3) incumbency certificates of Lessee, Guarantor, Owner Participant, FSB, and WTC as to the person(s) authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (4) copies of the certificate or articles of incorporation, by-laws, and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, FSB, and WTC, certified as of the Delivery Date by the Secretary or an Assistant or Attesting Secretary of Owner Participant, FSB, and WTC, respectively, which authorize the execution, delivery and performance by Owner Participant, FSB, and WTC, respectively, of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Lessee or any Participant reasonably requests in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

     (o) an Officer's Certificate of Lessee, dated the Delivery Date, stating that its representations and warranties in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (p) an Officer's Certificate of FSB, dated the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (q) an Officer's Certificate of Owner Participant, dated the Delivery Date, stating that its representations and warranties in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (r) an Officer's Certificate of WTC, dated the Delivery Date, stating that its representations and warranties, in its individual capacity, or as Mortgagee, a Pass-Through Trustee, or Subordination Agent (as applicable) in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (s) an application for registration of the Aircraft with the FAA in the name of Owner Trustee (FAA Counsel to receive the sole executed copy thereof, for filing with the FAA);

     (t) the Financing Statements;

     (u) the  following  opinions  of counsel,  in each case dated the  Delivery
Date:

     (1) an opinion of Troutman Sanders LLP, special counsel to Lessee and Guarantor, substantially in the form of Exhibit A;

     (2) an opinion of Lessee's and Guarantor's Legal Department, substantially in the form of Exhibit B;

     (3) an opinion of corporate counsel to Airframe Manufacturer, substantially in the form of Exhibit C;

     (4) an opinion of Ray, Quinney & Nebeker, special counsel to Owner Trustee, substantially in the form of Exhibit D;

     (5) an opinion of Richards, Layton & Finger, special counsel to Mortgagee and the Loan Participants, substantially in the form of Exhibit E;

     (6)  an  opinion  of  Dewey   Ballantine  LLP,  special  counsel  to  Owner
Participant, substantially in the form of Exhibit F;

     (7) an opinion of FAA Counsel,  substantially in the form of Exhibit G;

     (8) an opinion of Dewey Ballantine LLP, special tax counsel to Owner Participant, with respect to certain tax consequences of the transactions contemplated hereby; PROVIDED, that only Owner Participant shall receive such opinion; and

     (9) an opinion of corporate counsel of Owner Participant, substantially in the form of Exhibit H, and

     (v) each Participant receives copies of such other documents as it reasonably requests, except as provided in clauses (b), (h), (m), and (u)(8) of this ss. 5.1.2.

     5.1.3 OTHER COMMITMENTS

     Each other Participant makes available the Dollar amount of its Commitment in accordance with ss. 4.

     5.1.4 VIOLATION OF LAW

     No change occurs after the date of this Agreement in any applicable
Law that makes it a violation of Law for (a) Lessee, any Participant, Subordination Agent, Owner Trustee, or Mortgagee to execute, deliver, and perform the Operative Agreements to which it is a party or to be a party subject to the obligations of the Operative Agreements to which such Participant is bound, or (b) any Participant to make the Dollar amount of its Commitment available or, in the case of any Loan Participant, to acquire an Equipment Note, or to realize the benefits of the security afforded by the Mortgage.

     5.1.5 PERFECTED SECURITY INTEREST

     After giving effect to the filing of the FAA-Filed Documents and the Financing Statements, Mortgagee shall have a duly-perfected first-priority security interest in all of Owner Trustee's right, title, and interest in the Aircraft and the Lease, subject only to Permitted Liens.

     5.1.6 REPRESENTATIONS, WARRANTIES, AND COVENANTS

     The representations and warranties of each other party to this Agreement made, in each case, in any Operative Agreement to which it is a party, are true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty was made with reference to a specified date, in which case such representation and warranty was true and accurate as of such specified date), and each other party to this Agreement has performed and observed, in all material respects, all of its covenants, obligations, and agreements in each Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

     5.1.7 NO DEFAULT

     On the Delivery Date, no Lease Default or Mortgage Default exists or would result from the sale, mortgage, or lease of the Aircraft.

     5.1.8 NO EVENT OF LOSS

     No Event of Loss with respect to the Airframe or any Engine has occurred, and no circumstance, condition, act, or event has occurred that, with the giving of notice or lapse of time, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine.

     5.1.9 TITLE

     Owner Trustee has good title (subject to filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except (a) the rights of Lessee under the Lease, (b) the Lien created by the Mortgage, (c) the beneficial interest of Owner Participant created by the Trust Agreement, (d) Liens permitted by clause (d) (solely for taxes not yet due) of ss. 6 of the Lease, and (e) Liens permitted by clause (e) of ss. 6 of the Lease.

     5.1.10 CERTIFICATION

     The Aircraft has been duly certificated by the FAA as to type, and upon registration in Owner Trustee's name will be eligible for an FAA airworthiness certificate.

     5.1.11 SECTION 1110

     Owner Trustee, as lessor under the Lease (and Mortgagee, as assignee of Owner Trustee under the Mortgage), is entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     5.1.12 FILING

     The FAA-Filed Documents are on the Delivery Date duly filed for recordation with the FAA in accordance with the Transportation Code, and each Financing Statement has been duly filed or is in the process of being duly filed in the appropriate jurisdiction.

     5.1.13 NO PROCEEDINGS

     No action or proceeding has been instituted, nor is any action threatened in writing, before any Government Entity, nor has any order, judgment, or decree been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of any Operative Agreement or the Transactions.

     5.1.14 GOVERNMENTAL ACTION

     All appropriate action required to have been taken before the Delivery Date by the FAA, or any other Government Entity of the United States, in connection with the Transactions has been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Delivery Date in connection with the Transactions have been issued.

     5.1.15 NOTE PURCHASE AGREEMENT

     The conditions precedent to the obligations of the Loan Participants and the other requirements relating to the Aircraft and the Equipment Notes in the Note Purchase Agreement have been satisfied.

     5.2 CONDITIONS TO OWNER TRUSTEE'S OBLIGATIONS

     Owner Trustee's obligation to direct WTC to apply the Commitments to pay Lessor's Cost on the Delivery Date is subject to the satisfaction or Owner Trustee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.2.

     5.2.1 NOTICE

     Owner Trustee receives the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.2.2 DOCUMENTS

     Owner Trustee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, unless the failure to receive any such document is the result of any action or inaction by Owner Trustee.

     5.2.3 OTHER CONDITIONS PRECEDENT

     Each of the conditions in ss.ss. 5.1.4, 5.1.6, 5.1.7, and 5.1.11 is satisfied, unless the failure of any such condition to be satisfied is the result of any action or inaction by Owner Trustee.

     5.3 CONDITIONS TO MORTGAGEE'S OBLIGATIONS

     Mortgagee's obligation to authenticate the Equipment Notes on the Delivery Date is subject to the satisfaction or Mortgagee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.3.

     5.3.1 NOTICE

     Mortgagee receives the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.3.2 DOCUMENTS

     Mortgagee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, unless the failure to receive any such document is the result of any action or inaction by Mortgagee.

     5.3.3 OTHER CONDITIONS PRECEDENT

     Each of the conditions in ss.ss. 5.1.4, 5.1.6, 5.1.7, and 5.1.11 has been satisfied, unless the failure of any such condition to be satisfied is the result of any action or inaction by Mortgagee.

     5.4 CONDITIONS TO LESSEE'S OBLIGATIONS

     Lessee's obligation to lease the Aircraft on the Delivery Date is subject to the satisfaction or Lessee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.4.

     5.4.1 DOCUMENTS

     Lessee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, and they are satisfactory to Lessee, unless the failure to receive any such document is the result of any action or inaction by Lessee.

     5.4.2 TAXES

     Lessee is satisfied that no sales, use, value-added, goods-and-services, or like tax, and no stamp tax duty, is payable with respect to the delivery of the Aircraft on the Delivery Date (to the extent that Lessee could be liable therefor under ss. 9.3).

     5.4.3 OTHER CONDITIONS

     Each of the conditions in ss.ss. 5.1.3 (as to all Participants), 5.1.4, 5.1.6, 5.1.7 (as to Mortgage Defaults' not constituting Lease Defaults), 5.1.8, 5.1.9, 5.1.10, 5.1.11, 5.1.12, 5.1.13, and 5.1.14 has been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

     5.5 POST-REGISTRATION OPINION

     Promptly after the registration of the Aircraft and the recordation of the FAA-Filed Documents pursuant to the Transportation Code, Lessee will cause FAA Counsel to deliver to Lessee, each Participant, Subordination Agent, Owner Trustee, and Mortgagee a favorable opinion or opinions addressed to each of them with respect to such recordation.

     6. REPRESENTATIONS AND WARRANTIES

     6.1 LESSEE'S REPRESENTATIONS AND WARRANTIES

     Lessee  represents  and  warrants  to  each  Participant,   Owner  Trustee,
Subordination Agent, and Mortgagee that:

     6.1.1 ORGANIZATION; QUALIFICATION

     Lessee is a corporation duly incorporated, validly existing, and in good standing under the Laws of Indiana, and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Operative Agreements. Lessee is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Materially Adverse Change to Lessee.

     6.1.2 CORPORATE AUTHORIZATION

     Lessee has taken, or caused to be taken, all necessary corporate action (including obtaining any consent or approval of stockholders required by its articles of incorporation or by-laws) to authorize its execution, delivery, and performance of its obligations under each of the Lessee Operative Agreements.

     6.1.3 NO VIOLATION

     Lessee's execution, delivery, and performance of its obligations under the Lessee Operative Agreements do not and will not (a) violate any provision of Lessee's articles of incorporation or by-laws, (b) violate any Law applicable to or binding on Lessee, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to Lessee), or result in the creation of any Lien (other than as permitted under the Lease) upon the Aircraft under, any lease, loan, or other material agreement to which Lessee is a party or by which Lessee or any of its properties is bound.

     6.1.4 APPROVALS

     Lessee's execution and delivery of, and performance of its obligations under, the Lessee Operative Agreements do not and will not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of
(a) any trustee or other holder of any Debt of Lessee, (b) any Government Entity, or (c) any other Person, other than (x) the FAA-Filed Documents and the Financing Statements (and continuation statements periodically), and (y) filings, recordings, notices, corporate approvals of Lessee (which have been duly obtained) or other ministerial actions pursuant to any routine recording, contractual, or regulatory requirements.

     6.1.5 VALID AND BINDING AGREEMENTS

     The Lessee Operative Agreements have been duly authorized, executed, and delivered by Lessee, and (assuming their due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of Lessee and are enforceable against Lessee in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.1.6 LITIGATION

     Except as set forth in Guarantor's most recent Annual Report on Form 10-K, filed by Lessee with the SEC on or before the Delivery Date, or in any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC subsequent to such Form 10-K and on or before the Delivery Date, no action, claim, or proceeding is now pending or, to Lessee's Actual Knowledge, threatened, against Lessee, Guarantor, or any of their Affiliates, before any Government Entity or any arbitrator, that is reasonably likely to be determined adversely to Lessee and if determined adversely to Lessee would result in a Materially Adverse Change.

     6.1.7 FINANCIAL CONDITION

     Guarantor's audited consolidated balance sheet for its most-recent fiscal year, included in Guarantor's Annual Report on Form 10-K filed by Guarantor with the SEC for such fiscal year, and the related consolidated statements of operations and cash flows for the period then ended, have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Guarantor and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no Materially Adverse Change in such financial condition or operations, except for matters disclosed in (a) the financial statements referred to above, or (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC on or before the Delivery Date.

     6.1.8 REGISTRATION AND RECORDATION

     Except for (a) registering the Aircraft with the FAA pursuant to the Transportation Code in the name of Owner Trustee, (b) filing for recordation (and recording) the FAA-Filed Documents, (c) filing the Financing Statements
(and continuation statements relating thereto at periodic intervals), (d) Mortgagee's taking possession and retaining the chattel paper original counterpart of the Lease, and (e) affixing the placards referred to in ss. 7.1.3 of the Lease, no further action, including filing or recording any document (including any financing statement under UCC Article 9) is necessary in order to establish and perfect Owner Trustee's right, title, and interest, and Mortgagee's security interest, in the Aircraft and the Lease, as against Lessee and any other Person, in any applicable jurisdiction in the United States.

     6.1.9 CHIEF EXECUTIVE OFFICE

     Lessee's chief executive office (as defined in UCC Article 9) is located at 7337 West Washington Street, Indianapolis, Indiana, 46231.

     6.1.10 NO DEFAULT

     No Lease Default exists.

     6.1.11 NO EVENT OF LOSS

     No Event of Loss has occurred with respect to the Airframe or any Engine, and, to Lessee's Actual Knowledge, no circumstance, condition, act, or event has occurred that, with the giving of notice or lapse of time, gives or would give rise to or constitutes or would constitute an Event of Loss to the Airframe or any Engine.

     6.1.12 COMPLIANCE WITH LAWS

     (a) Lessee is a Citizen of the United States and a U.S. Air Carrier.

     (b) Lessee holds all licenses, permits, and franchises from the appropriate Government Entities necessary to authorize Lessee lawfully to engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except to the extent that the failure to hold any such license, permit, or franchise would not give rise to a Materially Adverse Change to Lessee.

     (c) Lessee is not an "investment ompany" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940.

     6.1.13 SECURITIES LAWS

     Neither Lessee nor any Person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and the Trust Agreement, or any of the Equipment Notes or any other interest in or security under the Mortgage, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person in violation of the Securities Act.

     6.1.14 BROKER'S FEES

     No Person acting on behalf of Lessee is or will be entitled to any broker's fee, commission, or finder's fee in connection with the Transactions, except for fees payable to Lessee's Advisor(s), if any.

     6.1.15 SECTION 1110

     Owner Trustee, as lessor under the Lease (and Mortgagee, as assignee under the Mortgage), will be entitled to the benefits of Section 1110 (as currently in effect), with respect to the right to take possession of the Airframe and Engines as provided in the Lease, in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     6.1.16 NO GOVERNMENT CONSENTS

     Neither Lessee's execution and delivery of any of the Lessee Operative Agreements nor Lessee's performance of its obligations hereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Government Entity, except for
(a) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or will on the Delivery Date be, in full force and effect, and the registration and filings referred to herein and (b) any normal periodic and other reporting requirements under the applicable rules of the FAA to the extent required to be given or obtained only on or after the Delivery Date.

     6.1.17 PAYMENT OF TAXES

     Lessee and its Affiliates have filed or caused to be filed all federal, state, and material local and non-U.S. tax returns that are required to be filed and have paid or caused to be paid all taxes shown to be due on such returns or on any assessment received by Lessee or its Affiliates, except any that are being contested diligently and in good faith by appropriate proceedings and for which adequate provision for payment has been made in accordance with GAAP. There is no ongoing audit or, to the knowledge of Lessee, other investigation by any Government Entity of the tax liability of Lessee or its Affiliates and there is no unresolved claim by a taxing authority concerning Lessee's or any Affiliate's tax liability, for any period for which returns have been filed or were due, that, in either case, reasonably may be expected to result in liability of Lessee which could have a materially adverse effect on the business, operations or financial condition of Lessee or the ability of Lessee to perform its obligations under the Operative Agreements.

     6.2 OWNER PARTICIPANT'S REPRESENTATIONS AND WARRANTIES

     Owner Participant represents and warrants to Lessee, the Loan Participants, Subordination Agent, Owner Trustee, and Mortgagee that:

     6.2.1 ORGANIZATION, ETC.

     Owner Participant (a) is a corporation duly incorporated, validly existing and in good standing under the Laws of the OP Jurisdiction, (b) has the corporate power and authority to conduct the business in which it is currently engaged, to own or hold under lease its properties, and to enter into and perform its obligations under the Owner Participant Agreements, and (c) has a tangible net worth (exclusive of goodwill) greater than $50 million.

     6.2.2 CORPORATE AUTHORIZATION

     Owner Participant has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by its certificate of incorporation or by-laws) to authorize its execution, delivery, and performance of its obligations under each of the Owner Participant Agreements.

     6.2.3 NO VIOLATION

     Owner Participant's execution, delivery, and performance of its obligations under each of the Owner Participant Agreements do not and will not (a) violate any provision of Owner Participant's certificate of incorporation or by-laws,
(b) violate any Law applicable to or binding on Owner Participant (no representation or warranty is made with respect to ERISA, other than as set forth in ss. 6.2.9) or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to Owner Participant), or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any lease, loan, or other material agreement to which Owner Participant is a party or by which Owner Participant or any of its properties is bound.

     6.2.4 APPROVALS

     Owner Participant's execution, delivery, and performance of its obligations under each of the Owner Participant Agreements do not and will not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of Owner Participant, and
(b) any Government Entity, other than filing the FAA-Filed Documents and the Financing Statements and routine regulatory filings.

     6.2.5 VALID AND BINDING AGREEMENTS

     The Owner Participant Agreements have been duly authorized, executed, and delivered by Owner Participant, and (assuming the due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of Owner Participant and are enforceable against Owner Participant in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.2.6 CITIZENSHIP

     Owner Participant is a Citizen of the United States.

     6.2.7 NO LIENS

     There are no Lessor Liens attributable to Owner Participant on all or any part of the Trust Estate.

     6.2.8 INVESTMENT BY OWNER PARTICIPANT

     Owner Participant is acquiring its beneficial interest in the Trust Estate for its own account, for investment and not with a view to any resale or distribution thereof; PROVIDED, that, subject to the transfer restrictions in ss. 10, its disposition of its beneficial interest in the Trust Estate shall at all times be within its control.

     6.2.9 ERISA

     No part of the funds to be used by Owner Participant to acquire or hold its interests in the Trust Estate directly or indirectly constitutes assets of a Plan.

     6.2.10 LITIGATION

     There are no pending or, to Owner Participant's Actual Knowledge, threatened actions or proceedings against Owner Participant before any Government Entity that, if determined adversely to Owner Participant, would materially adversely affect Owner Participant's ability to perform its obligations under the Owner Participant Agreements.

     6.2.11 SECURITIES LAWS

     Neither Owner Participant nor any Person Owner Participant has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, or any of the Equipment Notes or any other interest in or Security under the Mortgage, for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the Securities Act or applicable state securities Laws (with the understanding that Owner Participant shall not be deemed to have authorized Lessee's Advisor(s) to act on Owner Participant's behalf).

     6.2.12 BROKER'S FEES

     No Person acting on behalf of Owner  Participant  is or will be entitled to
any  broker's  fee,   commission,   or  finder's  fee  in  connection  with  the
Transactions.

     6.3 FSB'S REPRESENTATIONS AND WARRANTIES

     FSB represents and warrants to Lessee, Owner Participant, the Loan Participants, Subordination Agent, and Mortgagee that:

     6.3.1 ORGANIZATION, ETC.

     FSB is a national banking association duly organized, validly existing and in good standing under the Laws of the United States, holding a valid certificate to do business as a national banking association with banking authority to execute, deliver, and perform its obligations under the Owner Trustee Agreements.

     6.3.2 CORPORATE AUTHORIZATION

     FSB has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by Law or by its articles of association or by-laws) to authorize the execution and delivery by FSB or Owner Trustee, of each of the Owner Trustee Agreements, and the performance of its obligations thereunder.

     6.3.3 NO VIOLATION

     FSB's and Owner Trustee's execution, delivery, and performance of their respective obligations under the Owner Trustee Agreements do not and will not
(a) violate any provision of FSB's articles of association or by-laws, (b) violate any Utah Law or federal banking Law applicable to or binding on Owner Trustee or FSB, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to FSB or Owner Trustee), or result in the creation of any Lien (other than the Lien of the Mortgage) upon any property of FSB, Owner Trustee, or any of FSB's subsidiaries under, any lease, loan, or other material agreement to which FSB or Owner Trustee is a party or by which FSB, Owner Trustee, or any of their properties is or may be bound or affected.

     6.3.4 APPROVALS

     FSB's and Owner Trustee's execution, delivery, and performance of their respective obligations under the Owner Trustee Agreements do not and will not require the consent, approval, or authorization of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of FSB, or (b) any Government Entity governing banking and trust powers, other than filing the FAA-Filed Documents and the Financing Statements.

     6.3.5 VALID AND BINDING AGREEMENTS

     The Owner Trustee Agreements have been duly authorized, executed, and delivered by FSB and Owner Trustee, and (assuming the due authorization, execution, and delivery thereof by the other parties thereto) constitute legal, valid, and binding obligations of FSB and Owner Trustee and are enforceable against FSB and Owner Trustee in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.3.6 CITIZENSHIP

     FSB is a Citizen of the United States.

     6.3.7 CHIEF EXECUTIVE OFFICE

     The chief executive office (as defined in UCC Article 9) of Owner Trustee is located at 79 South Main Street, Salt Lake City, Utah 84111.

     6.3.8 TITLE

     On the Delivery Date, Owner Trustee shall have received whatever title to the Aircraft as was conveyed to it by Seller.

     6.3.9 NO LIENS; FINANCING STATEMENTS

     There are no Lessor Liens attributable to FSB or Owner Trustee in respect of all or any part of the Aircraft, Trust Estate, or the Collateral. Except for the Financing Statements, neither FSB nor Owner Trustee has executed any UCC financing statement relating to the Aircraft or the Lease.

     6.3.10 LITIGATION

     There are no pending or, to FSB's Actual Knowledge, threatened actions or proceedings against FSB or Owner Trustee before any Government Entity that, if determined adversely to FSB, would materially adversely affect the ability of FSB or Owner Trustee to perform its obligations under the Owner Trustee Agreements.

     6.3.11 SECURITIES LAWS

     Neither FSB, nor any Person authorized to act on its behalf, has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person other than the Participants, except for the offering and sale of the Pass-Through Certificates.

     6.3.12 EXPENSES AND TAXES

     There are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate, or any part thereof or any interest therein, the Collateral, Lessee, Owner Participant, any Pass-Through Trustee, Subordination Agent, Owner Trustee, or Mortgagee (except as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of Utah in connection with Owner Trustee's execution, delivery, or performance of any Operative Agreement or in connection with the issuance of the Equipment Notes, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in Utah, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in Utah, or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in Utah.

     6.4 WTC'S REPRESENTATIONS AND WARRANTIES

     WTC, Mortgagee, Pass-Through Trustee and Subordination Agent, each as to itself, represent and warrant (with respect to ss. 6.4.10, solely in its capacity as Subordination Agent) to Lessee, Owner Participant, and Owner Trustee that:

     6.4.1 ORGANIZATION, ETC.

     WTC is a Delaware banking corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and authorized to do business as a Delaware banking corporation with banking authority to execute, deliver, and perform its obligations under the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements.

     6.4.2 CORPORATE AUTHORIZATION

     WTC has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by Law or by its certificate of incorporation or by-laws) to authorize the execution and delivery by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements and the performance by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of its obligations thereunder.

     6.4.3 NO VIOLATION

     The execution and delivery by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements, and the performance by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of its obligations thereunder, do not and will not (a) violate any provision of WTC's certificate of incorporation or by-laws, (b) violate any Law of the United States or of Delaware applicable to or binding on WTC or (except in the case of any Law relating to any Plan) Mortgagee, any Pass-Through Trustee, or Subordination Agent, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent), or result in the creation of any Lien (other than the Lien of the Mortgage) upon any property of WTC, Mortgagee, any Pass-Through Trustee, Subordination Agent, or any of WTC's subsidiaries under any lease, loan, or other agreement to which WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent is a party or by which WTC, Mortgagee, any Pass-Through Trustee, Subordination Agent, or any of their properties is bound.

     6.4.4 APPROVALS

     The execution and delivery by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements to which it is a party, and the performance by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of its obligations thereunder, do not and will not require the consent, approval, or authorization of, the giving of notice to, the registration with, the recording or filing of any document with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of WTC, or (b) any Government Entity of the United States or of Delaware, other than filing the FAA-Filed Documents and the Financing Statements.

     6.4.5 VALID AND BINDING AGREEMENTS

     The Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements have been duly authorized, executed, and delivered by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable), and (assuming the due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) and are enforceable against WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.4.6 CITIZENSHIP

     WTC is a Citizen of the United States.

     6.4.7 NO LIENS

     There are no Lessor Liens attributable to WTC in respect of all or any part of the Trust Estate or the Collateral.

     6.4.8 LITIGATION

     There are no pending or, to WTC's Actual Knowledge, threatened actions or proceedings against WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent (as applicable) before any Government Entity that, if determined adversely to WTC, Mortgagee, any Pass-Through Trustee, and Subordination Agent (as applicable), would materially adversely affect the ability of WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent to perform its obligations under any of the Mortgagee Agreements, the Pass-Through Trustee Agreements, or the Subordination Agent Agreements.

     6.4.9 SECURITIES LAWS

     Other than as contemplated herein and in the Operative Agreements, neither WTC nor any Person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Collateral or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person other than the Participants, except for the offering and sale of the Pass-Through Certificates.

     6.4.10 INVESTMENT

     THE EQUIPMENT NOTES TO BE ACQUIRED BY SUBORDINATION AGENT ARE BEING ACQUIRED BY IT FOR THE ACCOUNT OF THE PASS-THROUGH TRUSTEES, FOR INVESTMENT AND NOT WITH A VIEW TO ANY RESALE OR DISTRIBUTION THEREOF; PROVIDED THAT, SUBJECT TO THE TRANSFER RESTRICTIONS IN SS. 10.1.3, ITS DISPOSITION OF ITS EQUIPMENT NOTES SHALL AT ALL TIMES BE WITHIN ITS CONTROL.

     6.4.11 TAXES

     There are no Taxes payable by any Pass-Through Trustee or WTC imposed by Delaware or any political subdivision or taxing authority thereof in connection with such Pass-Through Trustee's or WTC's execution, delivery, and performance of this Agreement or any Pass-Through Trustee Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by any such Pass-Through Trustee or WTC for services rendered in connection with the transactions contemplated by any of the Pass-Through Trust Agreements), and there are no Taxes payable by any Pass-Through Trustee or WTC imposed by Delaware or any political subdivision thereof in connection with the acquisition, possession, or ownership by any such Pass-Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by any such Pass-Through Trustee or WTC for services rendered in connection with the transactions contemplated by any of the Pass-Through Trust Agreements), and, assuming that the trusts created by the Pass-Through Trust Agreements will not be taxable as corporations, but, rather, that each will be characterized as a grantor trust under Part I, subpart E of Subchapter J of the Code or as a partnership under Subchapter K of the Code, such trusts will not be subject to any Taxes imposed by Delaware or any political subdivision thereof.

     6.4.12 CONTROL

            WTC is not an Affiliate of Owner Participant or Owner Trustee.

     6.4.13 BROKER'S FEES

     No Person acting on behalf of WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent is or will be entitled to any broker's fee, commission, or finder's fee in connection with the Transactions.

     7. COVENANTS

     7.1 LESSEE'S COVENANTS

     Lessee agrees for the benefit of Owner Participant, the Loan Participants, Owner Trustee, and Mortgagee as follows:

     7.1.1 CORPORATE EXISTENCE; U.S. AIR CARRIER

     Lessee shall at all times maintain its corporate existence, except as permitted byss. 13.2 of the Lease, and shall at all times remain a U.S. Air Carrier.

     7.1.2 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE

     Lessee will give to Owner Participant, Owner Trustee, and Mortgagee timely written notice of (but in any event within 90 days after) any relocation of its chief executive office (as defined in UCC Article 9), and will promptly take any action required by ss. 7.1.3(c) as a result of sucH relocation.

     7.1.3 CERTAIN ASSURANCES

     (a) Lessee shall duly execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) all such further documents, and shall do and cause to be done such further things, as Owner Participant, Owner Trustee, or Mortgagee reasonably requests to accomplish the purposes of the Operative Agreements, provided that no document so executed by Lessee will expand any obligations or limit any rights of Lessee in respect of the Transactions.

     (b) Lessee shall promptly take such action with respect to the recording, filing, re-recording, and refiling of the Lease, the Trust Agreement, and the Mortgage, and any supplements thereto, as shall be necessary to establish, perfect, and protect Owner Trustee's interests and rights in and to the Aircraft and under the Lease and the perfection and priority of the Lien created by the Mortgage. Lessee shall furnish to Owner Participant or Owner Trustee such information (other than with respect to the citizenship of Owner Participant and Owner Trustee) in Lessee's possession or otherwise reasonably available to Lessee and required to enable Owner Participant or Owner Trustee to apply to register the Aircraft under the Transportation Code (subject to Lessee's rights under ss. 7.1.2 of the Lease), and shall pay or cause to be paid all out-of-pocket costs and expenses thereof (includinG reasonable attorneys' fees and disbursements).

     (c) Lessee will cause the FAA-Filed Documents, the Financing Statements, and all continuation statements (and any amendments necessitated by any combination, consolidation, or merger pursuant to ss. 13.2 of the Lease, or any relocation of its chief executive office) in respect oF the Financing Statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee or Mortgagee (as applicable), duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to the FAA-Filed Documents) or the UCC or similar law of any other applicable jurisdiction (with respect to such other documents).

     (d) If the Aircraft is registered in a country other than the United States pursuant to ss. 7.1.2 of the Lease, Lessee will furnish tO Owner Trustee,
Mortgagee, and each Participant annually while the Aircraft is not U.S.-registered (starting with the calendar year after such registration is effected) an opinion of special counsel reasonably satisfactory to Owner Participant and Mortgagee stating that, in the opinion of such counsel, either
(1) such action has been taken with respect to the recording, filing, re-recording, and re-filing of the Operative Agreements and any supplements and amendments thereto as is necessary to establish, perfect, and protect Owner Trustee's and Mortgagee's right, title and interest in and to the Aircraft and the Operative Agreements, reciting the details of such actions, or (2) no such action is necessary to maintain the perfection of such right, title, and interest.

     7.1.4 SECURITIES LAWS

     Neither Lessee nor any Person authorized to act on its behalf will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws.

     7.1.5 CERTIFICATION

     Lessee shall cause the Aircraft to be duly certified by the FAA as to airworthiness and shall, immediately upon registration of the Aircraft in Owner Trustee's name, obtain an FAA airworthiness certificate for the Aircraft.

     7.2 OWNER PARTICIPANT'S COVENANTS

     Owner Participant agrees for the benefit of Lessee, and (except with respect to ss. 7.2.4) Loan Participants, Owner Trustee, and Mortgagee, aS follows:

     7.2.1 LIENS

     Owner Participant (a) (1) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate, the Collateral, or the Aircraft, and (2) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to Owner Participant on all or any part of the Trust Estate, the Collateral or the Aircraft; PROVIDED, that Owner Participant shall not be required to comply with the foregoing provisions of this clause (a) if it shall in good faith by appropriate proceedings contest claims or charges resulting in any such Lien as long as such contest does not involve any material danger of the sale, forfeiture, loss, or loss of use of the Aircraft or the interest of Lessor, Mortgagee, or any Participant therein; and
(b) will hold harmless and indemnify Lessee, Owner Trustee, each Note Holder, Mortgagee, each of their respective Affiliates, successors, and permitted assigns, the Trust Estate, and the Collateral from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate or the Collateral, and (3) any interference with the possession, operation, or other use of all or any part of the Aircraft, in each case imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien (without regard to the proviso to the foregoing clause (a)).

     7.2.2 REVOCATION OF TRUST AGREEMENT

     (a) Owner Participant will comply with the provisions of the Trust Agreement applicable to it, will not terminate or revoke the Trust Agreement or the trusts created thereunder without the prior written consent of Lessee and Mortgagee, and will not amend, modify, or supplement the Trust Agreement, or waive any of the provisions thereof, if such amendment, modification, supplement, or waiver would have any adverse effect (1) on Lessee, without the consent of Lessee, or (2) on Mortgagee or any Note Holder, without the consent of Mortgagee.

     (b) Notwithstanding ss. 7.2.2(a), Owner Participant may at any time remove Owner Trustee pursuant to ss. 9.1 of the Trust Agreement or terminate the Trust Agreement pursuant to ss. 11.2 of the Trust Agreement.

     7.2.3 CHANGE OF SITUS OF OWNER TRUST

     If, at any time, any Tax Indemnitee or the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to ss. 9.3 of thiS Agreement and if, as a consequence thereof, Lessee requests that the situs of the Trust be moved to another state in the United States from the state in which it is then located, the situs of the Trust may be moved with the written consent of Owner Participant (which consent shall not be unreasonably withheld) and Owner Participant will take whatever action is reasonably necessary to accomplish such removal; PROVIDED, that, in any event, (a) Lessee shall provide such additional tax indemnification as Owner Participant and the Note Holders or the Pass-Through Trustees reasonably request to cover any additional unindemnified Taxes or loss of Tax benefits described in the assumptions in the Tax Indemnity Agreement resulting from such change in situs, (b) the rights and obligations under the Operative Agreements of Owner Participant, the Note Holders, Pass-Through Trustees, and Mortgagee shall not be adversely affected as a result of the taking of such action, (c) the Lien of the Mortgage, on the Collateral shall not be adversely affected by such action, and Lessee and Owner Trustee shall execute and deliver such documents as Mortgagee reasonably requests to protect and maintain the perfection and priority of such Lien, (d) Owner Participant, the Pass-Through Trustees, and Mortgagee shall receive an opinion or opinions of counsel (which counsel is reasonably satisfactory to Owner Participant, the Pass-Through Trustees, and Mortgagee), in scope, form, and substance reasonably satisfactory to Owner Participant, the Pass-Through
Trustees, and Mortgagee, to the effect that (1) the Trust, as thus removed, remains a validly-established trust, (2) any amendments to the Trust Agreement necessitated by such removal have been duly authorized, executed, and delivered and constitute valid and binding obligations of such parties, enforceable in accordance with their terms, (3) covering such other matters as Owner Participant, the Pass-Through Trustees, or Mortgagee reasonably request, (e) if such removal involves the replacement of Owner Trustee, then Owner Participant, the Pass-Through Trustees, and Mortgagee shall receive an opinion of counsel to such successor Owner Trustee, in form and substance reasonably satisfactory to Owner Participant, the Pass-Through Trustees, and Mortgagee, covering the matters described in the opinion delivered pursuant to ss. 5.1.2(u)(4), and (f) Lessee shall indemnify anD hold harmless Owner Participant, the Note Holders, Pass-Through Trustees, FSB, and Owner Trustee, on a net after-tax basis, against any and all reasonable out-of-pocket costs and expenses (including attorneys' fees and disbursements), fees and expenses of any new owner trustee, registration, recording, or filing fees, and taxes incurred by Owner Participant, the Note Holders, Pass-Through Trustees, or Owner Trustee in connection with such change of situs. Owner Participant agrees, for Lessee's benefit, that Owner Participant will not consent to or direct a change in the situs of the Trust Estate without Lessee's prior written consent.

     7.2.4 COMPLIANCE WITH LEASE PROVISIONS

     Owner Participant agrees, solely for Lessee's benefit, to comply with the express provisions applicable to Owner Participant in the Lease.

     7.2.5 SECURITIES ACT

     Owner Participant will not directly or indirectly offer any beneficial interest or security relating to the ownership of the Aircraft or any interest in the Trust Estate or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED, that this ss. 7.2.5 shall not impose on Owner Participant any responsibility with respect to any such offer, sale, oR solicitation by any other party hereto.

     7.2.6 REGARDING OWNER TRUSTEE

     Owner Participant will direct Owner Trustee to perform its obligations under each Owner Trustee Agreement.

     7.3 FSB'S AND OWNER TRUSTEE'S COVENANTS

     FSB and Owner Trustee agree for the benefit of Lessee, Owner Participant, each Note Holder, and Mortgagee as follows:

     7.3.1 LIENS

     FSB (a) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it or Owner Trustee on all or any part of the Trust Estate, the Collateral, or the Aircraft, (b) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to FSB or Owner Trustee on all or any part of the Trust Estate, the Collateral, or the Aircraft, and (c) will personally hold harmless and indemnify Lessee, Owner Participant, each Note Holder, Mortgagee, each of their Affiliates, successors, and permitted assigns, the Trust Estate, and the Collateral from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate or the Collateral, and (3) any interference with the possession, operation, or other use of all or any part of the Aircraft imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien.

     7.3.2 OTHER BUSINESS

     Owner Trustee will not enter into any business or other activity except as contemplated by the Operative Agreements.

     7.3.3 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE

     FSB and Owner Trustee will give to Lessee, each Participant, and Mortgagee 30 days' prior written notice of any relocation of its chief executive office (as defined in UCC Article 9), and will promptly take any action required by ss.
7.3.8 as a result of such relocation.

     7.3.4 SECURITIES ACT

     Neither FSB nor Owner Trustee will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED, that the foregoing shall not impose on FSB or Owner Trustee any responsibility with respect to any such offer, sale, or solicitation by any other party hereto.

     7.3.5 PERFORMANCE OF AGREEMENTS

     Owner Trustee shall perform its obligations under the Owner Trustee Agreements in accordance with the terms thereof.

     7.3.6 RELEASE OF LIEN OF MORTGAGE

     In each instance referred to in the Lease in which a transfer of any property is required to be made by Owner Trustee to Lessee or any other Person (other than Mortgagee or Owner Participant), Owner Trustee shall, at Lessee's request and expense, use reasonable efforts to procure from Mortgagee the prompt release of the Lien of the Mortgage with respect to such property.

     7.3.7 NOTICES; DOCUMENTS

     If any claim with respect to any liabilities is filed against Owner Trustee and Owner Trustee has Actual Knowledge thereof, then Owner Trustee shall promptly notify Lessee in writing thereof. Owner Trustee further agrees to provide to Lessee promptly any documents (including the certificate of aircraft registration) that it receives from the FAA with respect to the Aircraft.

     7.3.8 FILINGS

     After the Delivery Date, Owner Trustee shall duly execute and deliver to Lessee all filings and recordings (including all filings and UCC financing statements under the Transportation Code and the UCC and any amendments to UCC financing statements necessitated by any relocation of its chief executive office), prepared and delivered to it by Lessee, required to perfect Owner Trustee's title to the Aircraft and the liens of and security interests granted by the Mortgage (or to maintain such perfection) and to make such title, liens, and security interests valid and enforceable.

     7.3.9 TRUST AGREEMENT

     FSB and Owner Trustee hereby (a) agree for the benefit of Lessee, Loan Participants, and Mortgagee not to amend, supplement, terminate, or otherwise modify any provision of the Trust Agreement in a manner that adversely affects the rights of any such party without the prior written consent of such party, and (b) agree for the benefit of Lessee, Loan Participant, and Mortgagee not to revoke the trust created by the Trust Agreement so long as the Mortgage remains undischarged or if such revocation would have an adverse effect on Lessee. Nothing in this Agreement shall impair any right under the Trust Agreement of FSB to resign as Owner Trustee in accordance with the provisions of the Trust Agreement.

     7.4 WTC'S COVENANTS

     WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent, each as to itself, agree for the benefit of Lessee, Owner Participant, and Owner Trustee as follows:

     7.4.1 LIENS

     Other than Liens arising in connection with the transactions contemplated in the Operative Agreements, WTC (a) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate, the Collateral, or the Aircraft,
(b) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to WTC on all or any part of the Trust Estate, the Collateral, or the Aircraft, and (c) will personally hold harmless and indemnify Lessee, Owner Participant, each Note Holder, Owner Trustee, each of their respective Affiliates, successors, and permitted assigns, the Trust Estate, and the Collateral from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate or the Collateral, and
(3) any interference with the possession, operation, or other use of all or any part of the Aircraft, imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien.

     7.4.2 SECURITIES ACT

     WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (respectively) will not offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Collateral or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED, that the foregoing shall not impose on WTC any responsibility with respect to any such offer, sale, or solicitation by any other party hereto.

     7.4.3 PERFORMANCE OF AGREEMENTS

     WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (respectively) shall perform its obligations under the Mortgage Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements in accordance with their terms.

     7.4.4 WITHHOLDING TAXES

     WTC shall indemnify (on an after-tax basis) and hold harmless Lessee, Lessor, and Owner Participant against any United States withholding taxes (and related interest, penalties, and additions to tax) as a result of WTC's failure to withhold on payments to any Note Holder who does not provide to Mortgagee necessary certificates or forms to substantiate the right to exemption from such withholding tax.

     7.5 NOTE HOLDERS' COVENANTS

     Each Note Holder (including Subordination Agent), as to itself only, agrees for the benefit of Lessee, Owner Participant, Owner Trustee, and Mortgagee as follows:

     7.5.1 WITHHOLDING TAXES

     Such Note Holder (if it is a Non-U.S. Person) agrees to indemnify (on an after-tax basis) and hold harmless Lessee, Lessor, Owner Participant, and Mortgagee against any United States withholding taxes (and related interest, penalties, and additions to tax) as a result of the inaccuracy or invalidity of any certificate or form provided by such Note Holder to Mortgagee in connection with such withholding taxes. Any amount payable under this ss. 7.5.1 shall be paid within 30 days after the pertinent Note Holder receives a written demand therefor.

     7.5.2 TRANSFER; COMPLIANCE

     (a) Such Note Holder will (1) not transfer any Equipment Note or interest therein in violation of the Securities Act or applicable state or foreign securities Law; PROVIDED, that the foregoing provisions of this ss. 7.5.2(a) shall not impose on such Note Holder any responsibility for any such offer, sale, or solicitation by any other party hereto, and (2) perform and comply with the obligations specified to be imposed on it (as a Note Holder) under the Mortgage and the Equipment Note.

     (b) Except as otherwise required by the terms of ss. 2.13 of the Mortgage or ss. 11 hereof, such Note Holder will not sell, assign, convEy, exchange, or otherwise transfer any Equipment Note or any interest in, or represented by, any Equipment Note (this provision not being applicable to the Pass-Through Certificates) unless the proposed transferee thereof first provides Lessee and Owner Participant with both of the following:

     (1) a written representation and covenant that either (aa) no portion of the funds it uses to purchase, acquire, and hold such Equipment Note or interest directly or indirectly constitutes, or may be deemed under the Code or ERISA or any rulings, regulations, or court decisions thereunder to constitute, the assets of any Plan, or (bb) the transfer, and subsequent holding, of such Equipment Note or interest shall not involve or give rise to a transaction that constitutes a prohibited transaction within the meaning of ERISA ss. 406 or CodE ss. 4975(c)(1) involving Lessee, Owner Participant, a Pass-Through Trustee, Subordination Agent, or the proposed transferee (other than A transaction that is exempted from the prohibitions of such sections by applicable provisions of ERISA or the Code or administrative exemptions or regulations issued thereunder); and

     (2) a written covenant that it will not transfer any Equipment Note or any interest in, or represented by, any Equipment Note unless the subsequent transferee also makes the representation described in clause (1) of this ss. 7.5.2(b) and agrees to comply with thiS clause (2).

     7.6 OTHER AGREEMENTS

     7.6.1 OWNER TRUSTEE IS OWNER FOR ALL PURPOSES

     Lessee, Owner Participant, and Owner Trustee agree that for all purposes, after the Closing, Owner Trustee will be the owner of the Aircraft (except that Owner Participant will be the owner for income tax purposes) and Lessee will be the lessee thereof. No transfer, by operation of Law or otherwise, of Owner Participant's beneficial interest in and to the Trust Estate shall operate to transfer legal title to any part of the Trust Estate to any transferee thereof.

     7.6.2 COMMENCEMENT OF BANKRUPTCY PROCEEDINGS

     Lessee, each Participant, each Note Holder, FSB, Owner Trustee, WTC, and Mortgagee agree for the benefit of each of the others that it will not commence or join in any proceeding under the Bankruptcy Code to commence a case under ss. 303 of the Bankruptcy Code against the Trust Estate. NothinG contained herein shall be deemed to preclude any Participant, any Note Holder, FSB, Owner Trustee, WTC, or Mortgagee from filing any claim against the Trust Estate in any case commenced against the Trust Estate.

     7.6.3 CERTAIN BANKRUPTCY MATTERS

     If (a) all or any part of the Trust  Estate  becomes  the  property  of, or
Owner Trustee or Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (b) pursuant to such reorganization provisions (including Bankruptcy Code ss. 1111(b)), FSB or OwneR Participant is required, by reason of FSB's or Owner Participant's being held to have recourse liability to any Note Holder or Mortgagee directly or indirectly (other than the recourse liability of FSB or Owner Participant under this Agreement or the Mortgage or by separate agreement), to make payment on account of any amount payable as principal, Make-Whole Amount (if any), interest, or other amounts on the Equipment Notes, and (c) any Note Holder or Mortgagee actually receives any Excess Amount (as defined below) which reflects any payment by FSB or Owner Participant on account of clause (b) of this paragraph, then such Note Holder or Mortgagee shall promptly refund to FSB or Owner Participant (whichever shall have made such payment) such Excess Amount.

     For purposes of this ss. 7.6.3, "EXCESS AMOUNT" means the amount by which such payment exceeds the amount that would have been received by a NotE Holder or Mortgagee if FSB or Owner Participant had not become subject to the recourse liability referred to in clause (b) of the preceding paragraph. Nothing in this ss. 7.6.3 shall prevent a Note Holder or Mortgagee from enforcing any personal recourse obligation (and retaining the proceeds thereof) oF FSB or Owner Participant under this Agreement (other than as referred to in clause (b) of the preceding paragraph) or the Mortgage (including any exhibits or annexes thereto) or from retaining any amount paid by Owner Participant under ss. 2.13 or ss.
4.03 of the Mortgage.

     7.6.4 QUIET ENJOYMENT; SALE BY OWNER TRUSTEE BINDING

     (a) Each of Owner Participant, each Pass-Through Trustee, Subordination Agent, each Note Holder, Owner Trustee, and Mortgagee agrees (as to itself) for the benefit of Lessee that, unless a Lease Event of Default exists, such Person shall not interfere (and shall not permit any Affiliate or other Person claiming by, through, or under it to interfere) with Lessee's rights in accordance with the Lease to the quiet enjoyment, possession, and use of the Aircraft during the Term.

     (b) Any assignment, sale, transfer, or other conveyance of the Aircraft by Owner Trustee made pursuant to the terms of this Agreement or the Lease shall bind Owner Participant, and shall be effective to transfer or convey all right, title, and interest of Owner Trustee and Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency, or regularity of such assignment, sale, transfer, or conveyance, or as to the application of any sale or other proceeds with respect thereto by Owner Trustee, as regards Owner Participant.

     7.6.5 RELEASE OF LIEN OF MORTGAGE

     Each of Lessee, Lessor, and Mortgagee agrees that in each instance referred to in the Lease in which a transfer of any property is required to be made by Lessor to Lessee or any other Person (other than Mortgagee), Mortgagee shall, upon request of Lessor and compliance with the applicable provisions of the Lease and the Mortgage (including payment of all amounts then due and payable to each Liquidity Provider and the Policy Provider as Supplemental Rent), promptly execute (at Lessee's cost and expense) such instruments as Lessor or Lessee reasonably requests to evidence the release of the Lien of the Mortgage on such property.

     7.6.6 NON-RECOURSE

     Loan Participant and Mortgagee agree that (a) obligations of Owner Trustee under the Mortgage or any other Operative Agreement and with respect to the Equipment Notes shall be non-recourse to Owner Participant and to FSB, and (b) they will look solely to the income and proceeds from the Trust Estate and the Collateral to the extent available for distribution to Note Holder or Mortgagee as provided in the Mortgage, and neither Owner Participant nor FSB will be personally liable to Loan Participant or Mortgagee for any amounts payable by Owner Trustee under the Mortgage or any other Operative Agreement; PROVIDED, that the foregoing is not intended nor shall it be construed to limit any recourse liability of Owner Participant or FSB to the extent that such liability is expressly set forth in this Agreement or in any of the Operative Agreements or arises by reason of the breach of any representation or warranty or covenant given by such Person (in the case of FSB, in its individual capacity).

     7.6.7 OTHER DOCUMENTS; AMENDMENT

     (a) Each of Owner Participant and Owner Trustee hereby agrees for the benefit of Lessee, the Loan Participants, and Mortgagee not to amend, supplement, or otherwise modify any provision of the Trust Agreement in a manner that could adversely affect such party, without the prior written consent of such party. Notwithstanding the foregoing, so long as the Lease has not been terminated or expired, each Participant, Mortgagee, and Owner Trustee hereby agree for the benefit of Lessee that, without Lessee's consent, they will not amend, supplement, or otherwise modify (1) ss. 3, ss. 9, or ss. 2.05 of the Mortgage, (2) any provision of any Operative Agreement that will affect the stated principal amount of or premium or interest on the Equipment Notes, or (3) any other provision of the Mortgage or Equipment Notes in a manner that could adversely affect Lessee. Mortgagee and Owner Trustee agree to furnish promptly to Lessee copies of any supplement, amendment, waiver, or modification of any of the Operative Agreements to which Lessee is not a party. Each Loan Participant agrees that it will not take any action in respect of the Collateral except through Mortgagee pursuant to the Mortgage or as otherwise permitted by Mortgage.

     (b) Owner Trustee agrees to join with Lessee to the extent that action on its part is necessary or appropriate (1) to cause the following to be duly accomplished in accordance with applicable United States federal Law by the time the Aircraft is delivered under this Agreement and the Lease: (aa) to apply to register the Aircraft in Owner Trustee's name, and (bb) all related action necessary in order for Lessee to have temporary or permanent authority to operate the Aircraft as contemplated by the Lease, and (2) forthwith upon delivery of the Aircraft under this Agreement and the Lease, to cause all necessary documents to be duly filed for recording in accordance with applicable United States federal Law.

     7.6.8 CONSENTS

     Each of each Participant, each Pass-Through Trustee, Subordination Agent, Owner Trustee, and Mortgagee covenants and agrees, for Lessee's benefit, that it shall not unreasonably withhold its consent to any consent or approval requested of it or of Owner Trustee or Mortgagee under the terms of any of the Operative Agreements which by its terms is not to be unreasonably withheld.

     7.6.9 INSURANCE

     Each of Owner Participant, the Pass-Through Trustees, Subordination Agent, and Owner Trustee agrees not to obtain or maintain insurance for its own account as permitted by ss. 11.2 of the Lease if such insurance would limit, increase the cost of, or otherwise adversely affect the coverage of anY insurance required to be obtained or maintained by Lessee pursuant to ss. 11 and Annex D of the Lease.

     7.6.10 EXTENT OF NOTE HOLDER'S INTEREST

     A Note Holder shall not, as such, have any further interest in, or other right with respect to, the Trust Estate or the Collateral when and if the principal and Make-Whole Amount (if any) of and interest on the Equipment Note held by such Note Holder, and all other sums, then due and payable to such Note Holder under any Operative Agreement, have been paid in full.

     7.6.11 FOREIGN REGISTRATION

     (a) Each Participant, Owner Trustee, and Mortgagee hereby agree for Lessee's benefit that, subject to ss. 7.1.2 of the Lease, LesseE shall be entitled to register the Aircraft or cause the Aircraft to be registered in a country other than the United States, if:

     (1) such registration is made only after the Tax Attribute Period, unless Lessee prepays on a lump-sum basis any liability that would be due under the Tax Indemnity Agreement as a result of such registration based upon the assumption that such registration would continue for the remainder of the term of the Permitted Sublease described in clause (3) below;

     (2) no Special Default or Lease Event of Default exists at the time of such registration;

     (3) such proposed change of registration is made in connection with a Permitted Sublease to a Permitted Air Carrier, and such country is such Permitted Air Carrier's domicile;

     (4) such country is a country with which the United States then maintains normal diplomatic relations (or, if Taiwan, the United States then maintains diplomatic relations at least as good as those in effect on the Delivery Date, PROVIDED that Lessee may not effect such registration in Taiwan unless it has obtained the prior written consent of Owner Participant, which Owner Participant may withhold in its sole and absolute discretion); and

     (5) Owner Participant, Owner Trustee, and Mortgagee receive an opinion of counsel (subject to customary exceptions) reasonably satisfactory to Owner Participant (and, while the Policy is in effect, the Policy Provider), addressed to each such party, to the effect that:

     (aa) such country recognizes Owner Trustee's ownership interest in the Aircraft;

     (bb) Lessee's obligations,  and Owner Trustee's rights and remedies,  under
the  Lease  are  valid,   binding,  and  enforceable  under  the  laws  of  such
jurisdiction;

     (cc) after giving effect to such change in registration, (x) Owner Trustee's title continues as a valid and protected interest, (y) the Lien of the Mortgage on Owner Trustee's right, title, and interest in and to the Aircraft and the Lease continue as a valid and duly-perfected first-priority security interest, and (z) all filing, recording, or other action necessary to protect those matters addressed in (x) and (y) above have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording, or other action is necessary, and (2) Owner Participant, Owner Trustee and Mortgagee shall receive a certificate from Lessee that all possible preparations to accomplish such filing, recording, and other action are done, and such filing, recording, and other action are accomplished, and a supplemental opinion to that effect shall be delivered to Owner Participant, Owner Trustee and Mortgagee promptly after the effective date of such change in registration;

     (dd) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of Owner Trustee, Owner Participant, or Mortgagee (or any Affiliate thereof), for Owner Trustee, Owner Participant, or Mortgagee (respectively) to qualify to do business in such jurisdiction as a result of such reregistration or in order to exercise any rights or remedies with respect to the Aircraft pursuant to the Lease;

     (ee) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, if such latter opinion cannot be given in a form satisfactory to Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to Owner Participant is provided to cover such risk); and

     (ff) unless Lessee agrees to provide insurance covering the risk of requisition of use of the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee before such proposed reregistration has obtained such license or permit) for the taking or requisition by such government of such use.

     (b) In addition, as a condition precedent to any change in registration, Lessee shall give to Owner Participant and Mortgagee assurances reasonably satisfactory to each of them:

     (1) that the provisions ofss. 11 of the Lease have been complied with after giving effect to such change of registration;

     (2) of Lessee's payment, on an after-tax basis, of all reasonable out-of-pocket expenses of Lessor, each Participant, and Mortgagee in connection with such change of registry, including (aa) the reasonable fees and disbursements of counsel to Lessee, Lessor, and Mortgagee, (bb) any filing or recording fees, Taxes, or similar payments incurred in connection with the change of registration of the Aircraft and the creation and perfection of the security interest therein in favor of Mortgagee for the benefit of Note Holders, and (cc) all costs and expenses incurred in connection with any filings necessary to continue in the United States the perfection of the security interest in the Aircraft and the Lease in favor of Mortgagee for the benefit of Note Holders; and

     (3) that the tax and other indemnities in favor of each Person named as an indemnitee under any other Operative Agreement afford to each such Person substantially the same protection as provided before such change of registration (or Lessee agrees to provide, or cause to be provided, additional indemnities that, together with such original indemnities, in the reasonable judgment of Owner Participant, Lessor, and Mortgagee, afford such protection).

     7.6.12 OTHER COMMERCIAL RELATIONS UNAFFECTED

     Notwithstanding  anything  to the  contrary  set  forth  in  any  Operative
Agreement:

     (a) except as set forth in the Purchase Agreement Assignment, nothing in the Operative Agreements shall constitute or be deemed to be a waiver by Lessee of any rights, remedies, or claims it may have against Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities, or indemnities in favor of Airframe Manufacturer, Engine Manufacturer, or any subcontractor or supplier of either with respect to any such rights, remedies, or claims of Lessee; and

     (b) neither Airframe Manufacturer, by its execution and delivery of the Consent and Agreement, nor Engine Manufacturer, by its execution and delivery of the Engine Manufacturer Warranty Agreement, shall be deemed to have waived any rights, remedies, or claims which Airframe Manufacturer or Engine Manufacturer (or any subcontractor or supplier of either) has against Lessee; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities, or indemnities in favor of Lessee with respect to any such rights, remedies, or claims of Airframe Manufacturer or Engine Manufacturer (or any subcontractor or supplier of either).

     7.6.13 INTEREST IN CERTAIN ENGINES

     Each Participant, Owner Trustee, and Mortgagee agree, for the benefit of each lessor, conditional seller, or secured party of any airframe or engine leased to, purchased by, or owned by Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement that it will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in any engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     8. CONFIDENTIALITY

     Lessee, Owner Participant, Note Holders, Owner Trustee, and Mortgagee shall keep Annexes B, C, and D and Schedules 1, 2, 3, and 4 to the Lease, the
Participation Agreement, the Purchase Agreement Assignment, and the Tax Indemnity Agreement confidential, and shall not disclose them, or cause them to be disclosed, to any Person, except (a) to prospective and permitted transferees of Lessee's, Owner Participant's, a Note Holder's, each Liquidity Provider's, Policy Provider's, Owner Trustee's, Mortgagee's, or other Mortgage Indemnitee's interest or their counsel, independent insurance brokers, auditors, or other agents who agree to hold such information confidential, (b) to Lessee's, Owner Participant's, a Note Holder's, each Liquidity Provider's, Policy Provider's, a Pass-Through Trustee's, Owner Trustee's, Mortgagee's, or other Mortgage Indemnitee's counsel, independent insurance brokers, auditors, or other agents, Affiliates, or investors who agree to hold such information confidential, (c) as may be required by any statute, court, or administrative order or decree, legal process, or governmental ruling or regulation, including those of any applicable insurance regulatory bodies (including the National Association of Insurance Commissioners), federal or state banking examiners, Internal Revenue Service auditors, or any stock exchange, (d) with respect to Lessee and Owner Participant, by mutual agreement of such parties, (e) with respect to a Note Holder or any Pass-Through Trustee, to a nationally-recognized rating agency for the purpose of obtaining a rating on the Equipment Notes or the Pass-Through Trust Certificates or to support an NAIC rating for the Equipment Notes, or (f) to such other Persons as are reasonably deemed necessary by the disclosing party in order to protect the interests of such party or for the purposes of enforcing such documents by such party; PROVIDED, that any and all disclosures permitted by clauses (c), (d), (e), and (f) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons making such disclosures.

     9. INDEMNIFICATION AND EXPENSES

     9.1 GENERAL INDEMNITY

     9.1.1 INDEMNITY

     Whether or not any of the Transactions are consummated, Lessee shall indemnify, protect, defend, and hold harmless each Indemnitee from, against, and in respect of, and shall pay on a net after-tax basis, any and all Expenses of any kind or nature whatsoever, including those imposed on, incurred or suffered by, or asserted against any Indemnitee, relating to, based on, resulting from, or arising out of or in connection with, in each case directly or indirectly, any one or more of the following:

     (a)  the  Operative  Agreements,   the  Pass-Through  Agreements,   or  the
enforcement of any of the terms of any of the Operative Agreements or the Pass-Through Agreements;

     (b) the Aircraft, the Airframe, any Engine, or any Part, including, with respect thereto, (1) the manufacture, design, purchase, acceptance, nonacceptance, rejection, ownership, registration, reregistration, deregistration, delivery, nondelivery, lease, sublease, assignment, possession, use, non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery, or other disposition of the Aircraft, any Engine, or any Part, (2) any claim or penalty arising out of violations of applicable Laws, (3) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive, or imputed, and including strict liability and liability without fault), (4) death or property damage of passengers, shippers, or others, (5) environmental control, noise, or pollution, (6) any claim for patent, trademark, or copyright infringement and (7) any Liens in respect of the Aircraft, any Engine, or any Part;

     (c) the offer, sale, or delivery of any Equipment Notes, Pass-Through Certificates, or any interest therein or represented thereby; and

     (d) any breach of or failure to perform or observe, or any other noncompliance with, any covenant, agreement, or other obligation to be performed by Lessee under any Lessee Operative Agreement, or any Pass-Through Agreement, or the falsity of any representation or warranty of Lessee in any Lessee Operative Agreement or any Pass-Through Agreement, other than in the Tax Indemnity Agreement.

                        9.1.2                         EXCEPTIONS

            Notwithstanding anything in ss. 9.1.1, Lessee shall not be required to indemnify, protect, defend, and hold harmless any Indemnitee pursuant tO ss.
9.1.1 against any Expense of such Indemnitee:

     (a) for any Taxes or a loss of Tax benefit, whether or not Lessee is required to indemnify therefor pursuant to ss. 9.3 or the TaX Indemnity Agreement (other than amounts required to be paid to render the payment of any Expense payable under ss. 9.1.1 on aN after-tax basis);

     (b) except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to Lessee's performance of its obligations pursuant to the terms of the Lessee Operative Agreements) that occur after: (1) with respect to the Airframe, any Engine, or any Part, the return of possession (which, if the Aircraft is placed in storage as provided inss. 5 of the Lease, is the date that the Aircraft is placed in storage) of such Airframe, Engine, or Part pursuant to the Lease (other than pursuant toss. 15 thereof, in which case Lessee's liability under thisss. 9.1 shall survive for so long as Lessor iS entitled to exercise remedies under suchss. 15 or in connection with Lessee in the event of exercise of its early termination option underss. 9 of the Lease or its purchase options underss. 17.3 of the Lease), and (2) the termination of the Term in accordance witH the Lease;

     (c) to the extent attributable to any Transfer (voluntary or involuntary) by or on behalf of such Indemnitee of any Equipment Note or interest therein, except (1) for out-of-pocket costs and expenses incurred as a result of any such Transfer pursuant to the exercise of remedies under any Operative Agreement resulting from a Lease Event of Default, and (2) as otherwise required by the terms of ss. 2.15 of the Mortgage or ss. 11 hereof;

     (d) to the extent attributable to any Transfer (voluntary or involuntary) by or on behalf of Owner Participant of any interest in the Aircraft or the Trust Estate, except for out-of-pocket costs and expenses incurred as a result of such Transfer during the existence of a Lease Event of Default (or in connection with Lessee in the event of exercise of its early termination option under ss. 9 of the Lease or its purchase options under ss. 17.3 of the Lease);

     (e) to the extent attributable to the gross negligence or willful misconduct of such Indemnitee or any related Indemnitee (as defined below) (other than gross negligence or willful misconduct imputed to such Person by reason of its interest in the Aircraft or any Operative Agreement);

     (f) in the case of FSB, to the extent attributable to matters enumerated in the proviso toss. 14;

     (g) to the extent attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Agreement or any Pass-Through Agreement;

     (h) to the extent attributable to the failure, by such Indemnitee or any related Indemnitee, to perform or observe any agreement, covenant, or condition on its part to be performed or observed in any Operative Agreement or any Pass-Through Agreement;

     (i) to the extent attributable to the offer or sale by such Indemnitee or any related Indemnitee of any interest in the Aircraft, the Equipment Notes, the Pass-Through Trust Certificates, the Trust Estate, or the Trust Agreement, or any similar interest, in violation of the Securities Act or other applicable federal, state, or foreign securities Laws (other than any thereof caused by the acts or omissions of Lessee or any person acting on behalf of Lessee);

     (j) (1) with respect to Mortgagee, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Mortgage, (2) with respect to Owner Trustee, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Trust Agreement, (3) with respect to Subordination Agent, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Intercreditor Agreement, (4) with respect to the Pass-Through Trustees, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Pass-Through Trust Agreements, (5) with respect to Escrow Agent, to the extent attributable to its negligence or willful misconduct in the payment of funds received and payable by it in accordance with any Escrow Agreement, (6) with respect to Depository, to the extent attributable to Depository's failure to pay funds payable by it in accordance with any Deposit Agreement, and (7) with respect to Paying Agent, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with any Escrow Agreement,

     (k) other than during the existence of a Lease Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers, or consents with respect to any Operative Agreement or Pass-Through Agreement, other than any requested by Lessee or required by or made pursuant to the terms of the Operative Agreements or Pass-Through Agreements (unless such requirement results from the actions of an Indemnitee not required by or made pursuant to the Operative Agreements or the Pass-Through Agreements);

     (l) to the extent attributable to any amount which any Indemnitee expressly agrees to pay or such Indemnitee expressly agrees shall not be paid by or be reimbursed by Lessee;

     (m) to the extent that it is an ordinary and usual operating or overhead expense of such Indemnitee;

     (n) with respect to Owner Participant or Owner Trustee, or any related Indemnitee, to the extent attributable to the deregistration of the Aircraft under the Transportation Code as a result of the failure of such Person (or any related Indemnitee of such Person) to be a Citizen of the United States as a result of any act (other than reregistration of the Aircraft pursuant to ss.
7.1.2 of thE Lease) of Owner Participant or Owner Trustee or any related Indemnitee of such Person (not taken at the request of Lessee);

     (o) for any Lessor Lien attributable to such Indemnitee or any related Indemnitee;

     (p) to the extent constituting principal, Make-Whole Amount, or interest on the Equipment Notes attributable solely to a Mortgage Event of Default not constituting a Lease Event of Default; or

     (q) to the extent incurred by or asserted against an Indemnitee other than Owner Participant (but without limiting the other provisions of this ss. 9.1.2, including clauses (g) and (h), as to Owner Participant) as a result of any "prohibited transaction", within thE meaning of ERISA ss. 406 or Code ss. 4975(c)(1).

     With respect to the Pass-Through Indemnitees, Lessee's obligations under this ss. 9.1 shall be limited to the same extent that Lessee'S obligations are limited in clause (5) of the definition of Supplemental Rent. In addition, "Expenses" payable by Lessee pursuant to this ss. 9.1 shall bE deemed not to include amounts payable under clauses (2), (3), (4), and (5) of the definition of Supplemental Rent in the Lease, the "Lease" for any other "Leased Aircraft", or the third paragraph of ss. 2.02 of any "Owned Aircraft Indenture" (each as defined in the Note Purchase Agreement), in each case, assuming each such definition or third paragraph is in the form attached as Exhibit A-1 or C-2, as the case may be, to the Note Purchase Agreement as originally in effect (which amounts shall be payable as Supplemental Rent or "Supplemental Rent" under a "Lease", or pursuant to ss. 2.02 of the Mortgage, aS applicable).

            For purposes of this ss. 9.1, a Person shall be considered a "related Indemnitee" of an Indemnitee if that Person is an Affiliate or employer oF such Indemnitee, a director, officer, employee, or agent of such Indemnitee or any such Affiliate, or a successor or permitted assignee of any of the foregoing; PROVIDED, that Owner Trustee and FSB shall not be deemed to be related Indemnitees of Owner Participant merely because of their trust or fiduciary relationships.

     9.1.3 SEPARATE AGREEMENT

     This Agreement constitutes a separate agreement with respect to each Indemnitee, and is enforceable directly by each such Indemnitee.

     9.1.4 NOTICE

     If an Indemnitee makes a claim for any Expense indemnifiable under this ss. 9.1, such Indemnitee shall give prompt written notice thereof tO Lessee. Notwithstanding the foregoing, any Indemnitee's failure to notify Lessee as provided in this ss. 9.1.4, or in ss. 9.1.5, shall not release Lessee fRom any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to Lessee (in which event Lessee shall not be responsible for such additional expense) or materially impairs Lessee's ability to contest such claim.

     9.1.5 NOTICE OF PROCEEDINGS; DEFENSE OF CLAIMS; LIMITATIONS


     (a) If any action, suit, or proceeding for which Lessee is responsible under this ss. 9.1 is brought against any Indemnitee, such Indemnitee shall notify Lessee of the commencement thereof, and Lessee may, at its expense, participate in and, to the extent that it so desires (subject to the provisions of the following paragraph), assume and control its defense and, subject to ss. 9.1.5(c), settle or compromise it. Unless OwneR Participant agrees in writing otherwise, no settlement of any claim hereunder may require Owner Participant to agree to any remedy apart from the payment of money damages (for which such payment of money damages Lessee will in any event indemnify the Indemnitees).

     (b) Lessee or its insurer(s) shall have the right, at its or their expense, to investigate or, if Lessee or its insurer(s) agree not to dispute liability to the Indemnitee giving notice of such action, suit, or proceeding under this ss.
9.1.5 for indemnification hereunder or under anY insurance policies pursuant to which coverage is sought, control the defense of, any action, suit, or proceeding, relating to any Expense for which indemnification is sought pursuant to this ss. 9.1, and each Indemnitee shall cooperate with Lessee or its insurer(s) with respect thereto; PROVIDED, thaT Lessee shall not be entitled to control the defense of any such action, suit, or proceeding, or to settle or compromise any such Expense, (i) while any Special Default or Lease Event of Default under ss. 14.1 of the Lease exists, or (ii) if such action, suit, or proceeding will involve a material risk of thE sale, forfeiture, or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, the Trust Estate, or any part thereof, unless Lessee shall have posted a bond or other security or collateral satisfactory to Owner Participant and Mortgagee in respect to such risk, or (iii) if such action, suit, or proceeding could in the good faith opinion of such Indemnitee entail any risk of criminal liability or material civil liability or present a conflict of interest making separate representation necessary. In connection with any such Lessee-controlled action, suit, or proceeding, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Lessee, provided that such Indemnitee's participation does not, in the reasonable opinion of the independent counsel appointed by Lessee or its insurers to conduct such proceedings, interfere with the defense of such case.

     (c) In no event shall any Indemnitee enter into a settlement or other compromise with respect to any Expense without Lessee's prior written consent (which shall not be unreasonably withheld or delayed), unless such Indemnitee waives its right to be indemnified with respect to such Expense under this ss. 9.1.

     (d) To the extent that any Expense indemnified by Lessee hereunder may be covered by insurance maintained by Lessee, at Lessee's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend, or compromise that Expense as may be required to retain the benefits of the insurance for that Expense.

     (e) If an Indemnitee is not a party to this Agreement, Lessee may require that Indemnitee to agree in writing to the terms of this ss. 9 and ss. 15.8 before making any payment to such Indemnitee under this ss. 9.

     (f) Nothing herein shall be deemed to be an assumption by Lessee of obligations of Owner Trustee with respect to, or a guarantee by Lessee of, any amounts payable by Owner Trustee upon Equipment Notes or a guarantee of any residual value of the Aircraft.

     (g) Nothing in this ss. 9.1.5 shall require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto.

     9.1.6 INFORMATION

     Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee (but in Lessee's control or reasonably available to Lessee) which such Indemnitee reasonably requests, and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under ss. 9.1.5 and to control or participate in any proceeding to the extent permitted by ss. 9.1.5. The IndemniTee shall supply Lessee with such information not within the control of Lessee (but in such Indemnitee's control or reasonably available to such Indemnitee) which Lessee reasonably requests to control or participate in any proceeding to the extent permitted by ss. 9.1.5.

     9.1.7 EFFECT OF OTHER INDEMNITIES; SUBROGATION; FURTHER ASSURANCES

     Upon payment in full by or on behalf of Lessee of any indemnity provided for under this Agreement, without any further action and to the full extent permitted by Law, Lessee will be subrogated to all rights and remedies of the Person indemnified (other than with respect to any of such Indemnitee's insurance policies or in connection with any indemnity claim of such Indemnitee under ss. 5.03 or ss. 7 of the Mortgage or ss. 5.3 or ss. 7 of the Trust Agreement) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with Lessee to permit Lessee to pursue any such claims, to the extent reasonably requested by Lessee and at Lessee's expense.

     9.1.8 REFUNDS

     If an Indemnitee receives any refund, in whole or in part, with respect to any Expense paid by or on behalf of Lessee hereunder, that Indemnitee will promptly pay the amount refunded (but not an amount in excess of the amount Lessee or any of its insurers has paid in respect of such Expense) over to Lessee unless a Lease Event of Default exists, in which case such amount shall be paid over to Owner Trustee (or, if the Mortgage has not been discharged, to Mortgagee) to hold as security for Lessee's obligations under the Lessee Operative Agreements or, if requested by Lessee, applied to satisfy those obligations. Any subsequent loss of such recovery or tax benefit or refund shall be subject to the provisions of ss. 9.1 and ss. 9.3.

     9.2 EXPENSES

     9.2.1 INVOICES AND PAYMENT

     Each of Owner Trustee, Mortgagee, Owner Participant, the Pass-Through Trustees, and Subordination Agent shall promptly submit to Lessee for its prompt approval (which shall not be unreasonably withheld) copies of invoices in reasonable detail of the Transaction Expenses for which it is responsible for providing information as they are received (and not later than the 90th day after the Delivery Date). If so submitted and approved, Owner Participant agrees promptly (and not later than the later of (i) the 105th day after the Delivery Date and (ii) the tenth Business Day following such approval) to pay such Transaction Expenses . Notwithstanding the foregoing, Lessee at its sole option shall have the right to pay directly any and all Transaction Expenses payable to Lessee Advisor or Lessee's counsel or (if such payment does not result in adverse tax consequences to Owner Participant) to any other Person. If Owner Participant fails to pay any Transaction Expense that it is obligated to pay hereunder, Lessee shall pay such Transaction Expense. Any such payment by Lessee shall not affect Owner Participant's obligations or Lessee's rights against Owner Participant for its failure to make any such payment.

     9.2.2 PAYMENT OF OTHER EXPENSES

     Lessee shall pay (a) the ongoing fees and expenses of Owner Trustee and Mortgagee, and (b) all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel) incurred by any Participant attributable to (1) any transfer of title to the Aircraft or any Engine contemplated by ss. 4.5 of the Lease, or (2) any waiver, amendment, or modification of any Operative Agreement to the extent requested by Lessee.

     9.2.3 INDEMNIFICATION INTEREST

     Lessee will pay to each Indemnitee upon demand, to the extent permitted by applicable Law, interest at the Past Due Rate on any amount of indemnity not paid when due pursuant to this ss. 9 until the same shall be paid.

     9.3 GENERAL TAX INDEMNITY

     9.3.1 GENERAL

     Except as provided in ss. 9.3.2, Lessee agrees that each payment of Rent paid by Lessee pursuant to the Lease, and any other payment or indemnitY paid by Lessee to a Tax Indemnitee under any Operative Agreement, shall be free of all withholdings or deductions with respect to Taxes of any nature, and if Lessee is required by applicable law to make any such withholding or deduction for any such payment, (a) Lessee shall make all such withholdings or deductions, (b) the amount payable by Lessee shall be increased so that, after making all required withholdings or deductions, such Tax Indemnitee receives the same amount that it would have received had no such withholdings or deductions been made, and (c) Lessee shall pay the full amount withheld or deducted to the relevant Taxing Authority in accordance with applicable law. Lessee further agrees that, if it is required to withhold from any payment of Basic Rent, Stipulated Loss Value (and amounts determined by reference thereto), and amounts payable upon exercise of Lessee's purchase option pursuant to ss. 17.3 of the Lease, any Tax imposed upon Owner Participant or Owner Trustee (including any withholding Tax based on income or receipts of Owner Participant or Owner Trustee), and such Tax is excluded from indemnification pursuant to ss. 9.3.2, Lessee shall pay such additional amount (if any) required so that thE total amount paid by Lessee (after making all required withholdings) is equal to (assuming timely payment of the Equipment Notes before the relevant Payment Date) the aggregate principal amount of scheduled installments due on the Equipment Notes outstanding on the relevant Payment Date, together with accrued and unpaid interest, due on the Equipment Notes; and Owner Participant or Owner Trustee (as applicable) shall reimburse Lessee for any such additional amounts within two Business Days after demand therefor. Except as provided in ss. 9.3.2, and whether or not any of the Transactions arE consummated, Lessee shall pay, indemnify, protect, defend, and hold harmless on an after-tax basis each Tax Indemnitee from all Taxes imposed by any Taxing Authority imposed on or asserted against any Tax Indemnitee or the Aircraft, the Airframe, any Engine, or any Part, or any interest in any of the foregoing (whether or not indemnified against by any other Person), upon or with respect to the Operative Agreements and the Pass-Through Agreements, their execution, or the transactions or payments contemplated thereby, including any Tax imposed upon or with respect to (w) the Aircraft, the Airframe, any Engine, any Part, any Operative Agreement (including any Equipment Notes, their issuance, acquisition, transfer or refinancing or the payment of principal, interest, premium or other amounts with respect thereto), any Pass-Through Agreement, any data, or any other thing delivered or to be delivered under an Operative Agreement, (x) the purchase, manufacture, acceptance, rejection, sale, transfer of title, return, ownership, mortgaging, delivery, transport, charter, rental, lease, re-lease, sublease, assignment, possession, repossession, presence, use, condition, storage, preparation, maintenance, modification, alteration, improvement, operation, registration, transfer or change of registration, reregistration, repair, replacement, overhaul, location, control, imposition of any Lien (other than a Lessor Lien), financing, refinancing requested by Lessee, abandonment, or other disposition of the Aircraft, the Airframe, any Engine, any Part, any data, or any other thing delivered or to be delivered under an Operative Agreement, (y) rent, interest, fees, or other income, proceeds, receipts, or earnings, whether actual or deemed, arising upon, in connection with, or in respect of any of the Operative Agreements (including the property or income or other proceeds with respect to property held as part of the Trust Estate) or the transactions contemplated thereby, or (z) the Pass-Through Certificates, their issuance or acquisition, or the payment of any amounts thereof.

     9.3.2 CERTAIN EXCEPTIONS

     The provisions of ss. 9.3.1 shall not apply to, and Lessee shall have no liability hereunder for, Taxes:

     (a) imposed on a Tax Indemnitee by the federal government of the United States or any Taxing Authority or governmental subdivision of the United States or any state or local Taxing Authority (1) on, based on, or measured by gross or net income or gross or net receipts, including capital gains taxes, excess profits taxes, minimum taxes from tax preferences, alternative minimum taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes and estate taxes, and any withholding taxes on, based on, or measured by gross or net income or receipts, or (2) on, or with respect to, or measured by capital or net worth or in the nature of a franchise tax or a tax for the privilege of doing business (other than, in the case of clause (1) or (2), Taxes in the nature of sales, use, license, value added (to the extent not imposed as a substitute for an income tax), transfer, stamp, ad valorem, or property Taxes);

     (b) imposed on a Tax Indemnitee by any Taxing Authority or governmental subdivision thereof or therein outside of the United States (including any Taxing Authority in or of a territory, possession, or commonwealth of the United States) (1) on, based on, or measured by gross or net income or receipts, including capital gains taxes, excess profits taxes, minimum taxes from tax preferences, alternative minimum taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes and estate taxes, and any withholding taxes on, based on, or measured by gross or net income or receipts, or (2) on, or with respect to, or measured by capital or net worth or in the nature of a franchise tax or a tax for the privilege of doing business (other than, in the case of clause (1) or (2), Taxes in the nature of
(aa) sales, use, license, value added (to the extent not imposed as a substitute for an income tax), transfer, stamp, ad valorem, or property Taxes, or (bb) any Taxes imposed by any Taxing Authority (other than a Taxing Authority within whose jurisdiction such Tax Indemnitee is incorporated or organized or maintains its principal place of business) if such Tax Indemnitee would not have been
subject  to  such  Taxes  by  such   jurisdiction  but  for  (i)  the  location,
registration, use, or operation of the Aircraft, the Airframe, any Engine, or any Part thereof by a Lessee Person within the jurisdiction of the Taxing Authority imposing such Tax, or (ii) the activities of any Lessee Person (except for activities of a Lessee Person who is not an Affiliate, successor, or assign of Lessee acting in its capacity other than as a Lessee Person, which activities are unrelated to the transactions contemplated by the Operative Agreements) in such jurisdiction, including use of any other aircraft by Lessee in such jurisdiction, (iii) the status of any Lessee Person as a foreign entity or as an entity owned in whole or in part by foreign persons, (iv) Lessee's having made (or having been deemed to have made) payments to such Tax Indemnitee from the relevant jurisdiction, or (v) in the case of the Pass-Through Trustees, any Participant, or any related Tax Indemnitee, Lessee's being incorporated, organized, or maintaining a place of business in such jurisdiction);

     (c) on, with respect to, or measured by any trustee fees, commissions, premiums, or compensation received by Owner Trustee, Pass-Through Trustee, Subordination Agent, Policy Provider or Mortgagee;

     (d) on the Trust or the Trust Estate that result from treatment of the Trust or the Trust Estate as an entity, such as a corporation, separate and apart from Owner Participant;

     (e) that are being contested as provided inss. 9.3.4 during the pendency of such contest;

     (f) imposed on any Tax Indemnitee to the extent that such Taxes result from the gross negligence or willful misconduct of such Tax Indemnitee or any Affiliate thereof (other than the gross negligence or willful misconduct imputed to such Tax Indemnitee by reason of such Tax Indemnitee's participation in the transactions contemplated by the Operative Agreements);

     (g) imposed on or with respect to a Tax Indemnitee (including the transferee in those cases in which the Tax on transfer is imposed on, or is collected from, the transferee) as a result of a transfer or other disposition (including a deemed transfer or disposition) by such Tax Indemnitee or a related Tax Indemnitee (or, in the case of Owner Participant, by Owner Trustee, or, in the case of Taxes imposed on a transferee, by the transferor) of any interest in the Aircraft, the Airframe, any Engine, or any Part, the Rent (other than the assignment of Rent to Mortgagee pursuant to the Mortgage), the Trust, the Trust Estate, the Collateral, the Lease, or any interest arising under the Operative Agreements or any Equipment Note or a transfer or disposition (including a deemed transfer or disposition) of any interest in a Tax Indemnitee (other than
(1) a substitution, replacement, modification, pooling, or improvement of the Aircraft, the Airframe, any Engine or any Part by a Lessee Person that is treated for Tax purposes as a transfer or disposition, (2) a transfer pursuant to an exercise of remedies upon a then-existing Lease Event of Default, (3) a transfer pursuant toss. 17.3 orss. 9 of the Lease, or (4) a transfer pursuant to an Event of Loss);

     (h) in excess of those that would have been imposed had there not been a transfer or other disposition by or to such Tax Indemnitee or a related Tax Indemnitee described in clause (g) of this ss. 9.3.2;

     (i) imposed on Owner Participant and indemnified by Lessee pursuant to the Tax Indemnity Agreement;

     (j) imposed with respect to any period after the expiration or earlier termination of the Term and, if required pursuant to the terms of the Lease, the return of possession of the Aircraft to Lessor or placement in storage at the request of Lessor in accordance with the Lease (PROVIDED, that this clause (j) shall not apply to Taxes imposed after such period arising as a result of payments by Lessee under the Operative Agreements after such period or are attributable to events occurring prior to or coincident with such expiration or earlier termination of the Term);

     (k) consisting of any interest, penalties, or additions to tax imposed on a Tax Indemnitee as a result (in whole or in part) of a failure of such Tax Indemnitee or a related Tax Indemnitee to file any return properly and timely, unless such failure is caused by Lessee's failure to fulfill its obligations, if any, under ss. 9.3.6 with respect to such return;

     (l) resulting from, or that would not have been imposed but for, any Lessor Liens arising as a result of claims against, or acts or omissions of, or otherwise attributable to such Tax Indemnitee or a related Tax Indemnitee;

     (m) imposed on any Tax Indemnitee as a result of the breach by such Tax Indemnitee or a related Tax Indemnitee of any covenant of such Tax Indemnitee or any Affiliate thereof contained in any Operative Agreement or the inaccuracy of any representation or warranty by such Tax Indemnitee or any Affiliate thereof in any Operative Agreement;

     (n) in the nature of an intangible or similar Tax (1) upon or with respect to the value or principal amount of the interest of any Loan Participant or any Note Holder in any Equipment Note or the loan evidenced thereby, or (2) upon or with respect to the value of the interest of Owner Participant in the Trust Estate or the Trust, in each case only if such Taxes are in the nature of franchise Taxes or result from the conduct of business by such Tax Indemnitee in the taxing jurisdiction and are imposed because of the place of incorporation or the activities unrelated to the Transactions in the taxing jurisdiction of such Tax Indemnitee;

     (o) that is included in Lessor's Cost and paid to the appropriate Taxing Authority;

     (p) other than any Tax described in ss. 9.3.2(b) hereof, imposed on a Tax Indemnitee by a Taxing Authority of a jurisdiction outside thE United States, to the extent that such Taxes would not have been imposed but for a connection between the Tax Indemnitee or a related Tax Indemnitee and such jurisdiction imposing such Tax unrelated to the Transactions; or

     (q) relating to ERISA or to Codess. 4975.

            For purposes hereof, a Tax Indemnitee and any other Tax Indemnitees who are successors, assigns, agents, or Affiliates of such Tax Indemnitee shall be related Tax Indemnitees; PROVIDED, that neither Mortgagee nor any Loan Participant shall be deemed a related Tax Indemnitee as to Lessor or Owner Participant merely because of the assignment made in the Mortgage.

     9.3.3 PAYMENT

     (a) Without regard to ss. 9.3.2(a), (b), or (h) hereof, Lessee's indemnity obligation to a Tax Indemnitee under this ss. 9.3 shall be The amount which, after taking into account any Tax imposed upon the receipt or accrual of the amounts payable under this ss. 9.3 and any tax benefits actuallY recognized by such Tax Indemnitee as a result of the indemnifiable Tax (including any benefits recognized as a result of such Tax Indemnitee's use of an indemnifiable Tax as a credit against Taxes not indemnifiable under this ss. 9.3), equals the amount of the Tax indemnifiable under this ss. 9.3.

     (b) At Lessee's request, the computation of the amount of any indemnity payment owed by Lessee or any amount owed by a Tax Indemnitee to Lessee pursuant to this ss. 9.3 shall be verified and certified by an independent public accounting firm selected by such Tax Indemnitee and reasonablY satisfactory to Lessee. Such verification shall be binding. The costs of such verification
(including the fee of such public accounting firm) shall be borne by Lessee unless such verification results in an adjustment in Lessee's favor of 5% or more of the net present value of the payment as computed by such Tax Indemnitee, in which case such Tax Indemnitee shall pay those costs.

     (c) Each Tax Indemnitee shall provide Lessee with such certifications, and such information and documentation in such Tax Indemnitee's possession, as Lessee reasonably requests to minimize any indemnity payment pursuant to this ss. 9.3; PROVIDED, that notwithstanding anything to the contrarY in this ss. 9.3.3(c), no Tax Indemnitee shall be required to provide Lessee with any Tax returns.

     (d) Each Tax Indemnitee shall promptly forward to Lessee any written notice, bill, or advice that such Tax Indemnitee receives from any Taxing Authority concerning any Tax for which it seeks indemnification under this ss.
9.3. Lessee shall pay any amount for which it is liable pursuant tO this ss. 9.3 directly to the appropriate Taxing Authority if legally permissible, or upon demand of a Tax Indemnitee, to such Tax Indemnitee within 30 dayS of such demand (or, if a contest occurs in accordance with ss. 9.3.4, within 30 days after a Final Determination (as defined below)), but in no event morE than one Business Day before the related Tax is due. If requested by a Tax Indemnitee in writing, Lessee shall furnish to the appropriate Tax Indemnitee the original or a certified copy of a receipt for Lessee's payment of any Tax paid by Lessee, or such other evidence of payment of such Tax as is acceptable to such Tax Indemnitee. Lessee shall also furnish promptly upon written request such data as any Tax Indemnitee reasonably requires to enable such Tax Indemnitee to comply with the requirements of any taxing jurisdiction, unless such data are not reasonably available to Lessee or (unless such data are specifically requested by a Taxing Authority) are not customarily furnished by domestic air carriers under similar circumstances. For purposes of this ss. 9.3, a "FINAL DETERMINATION" is (1) a decision, judgment, decree, or other order by any court of competent jurisdiction that occurs pursuant to thE provisions of ss. 9.3.4, which decision, judgment, decree, or other order has become final and unappealable, (2) a closing agreement or settlement agreemenT entered into in accordance with ss. 9.3.4 that has become binding and is not subject to further review or appeal (absent fraud, misrepresentation, etc.), oR (3) the termination of administrative proceedings and the expiration of the time for instituting a claim in a court proceeding.

     (e) If any Tax Indemnitee actually realizes a tax savings by reason of any Tax paid or indemnified by Lessee pursuant to this ss. 9.3 (whether such tax savings arise by means of a foreign tax credit, depreciation or cost recovery deduction, or otherwise), and such savings are not otherwise taken into account in computing such payment or indemnity, such Tax Indemnitee shall pay to Lessee an amount equal to the lesser of (1) the amount of such tax savings, plus any additional net tax savings recognized as the result of any payment made pursuant to this sentence, when, as, if, and to the extent realized, and (2) the amount of all payments pursuant to this ss. 9.3 by Lessee to such Tax Indemnitee (less any payments previously made bY such Tax Indemnitee to Lessee pursuant to this ss. 9.3.3(e)) (and the excess, if any, of the amount described in clause (1) over the amount described iN clause (2) shall be carried forward and applied to reduce PRO TANTO any subsequent obligations of Lessee to make payments to such Tax Indemnitee pursuant to this ss. 9.3); PROVIDED, that such Tax Indemnitee shall not be required to make any payment pursuant to this sentence so long as a Special Default or A Lease Event of Default of a monetary nature exists. If a tax benefit is later disallowed or denied, the disallowance or denial shall be treated as a Tax indemnifiable under ss. 9.3.1 without regard to the provisions of ss. 9.3.2 (other than ss. 9.3.2(f)). Each such Tax Indemnitee shall in good faitH use reasonable efforts in filing its tax returns and in dealing with Taxing Authorities to seek and claim any such tax benefit.

     9.3.4 CONTEST

     (a) If a written claim is made against a Tax Indemnitee for Taxes that Lessee could be liable to pay or indemnify for hereunder, or if a Tax Indemnitee determines that a Tax is due and that Lessee could have an indemnity obligation for that Tax hereunder, such Tax Indemnitee shall promptly notify Lessee in writing of such claim (PROVIDED, that failure so to notify Lessee shall not relieve Lessee of its indemnity obligations hereunder unless the failure to notify effectively forecloses Lessee's rights to require a contest of such claim), and shall take no action with respect to such claim without Lessee's prior written consent for 30 days following Lessee's receipt of such notice; PROVIDED, that, if applicable Law requires such Tax Indemnitee to take action before the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, so inform Lessee, and such Tax Indemnitee shall take no action for as long as it is legally able to avoid taking action (and a Tax Indemnitee shall be entitled to pay the Tax claimed and sue for a refund before the end of such 30-day period if (1)(aa) the failure to pay the Tax would result in substantial penalties (unless immediately reimbursed by Lessee) and the act of paying the Tax would not materially prejudice the right to contest, or (bb) the failure to pay would result in criminal penalties, and (2) such Tax Indemnitee shall take any action so required in connection with so paying the Tax in a manner that is the least prejudicial to the pursuit of the contest). In addition, such Tax Indemnitee shall (provided that Lessee shall have agreed to keep such information confidential other than to the extent necessary in order to contest the claim) furnish Lessee with copies of any requests for information from any Taxing Authority relating to such Taxes with respect to which Lessee may be required to indemnify hereunder. If requested by Lessee in writing within 30 days after its receipt of such notice, such Tax Indemnitee shall, at Lessee's expense (including all reasonable costs, expenses, and reasonable attorneys' and accountants' fees and disbursements), in good faith contest (or, if permitted by applicable law, allow Lessee to contest) through appropriate administrative and judicial proceedings the validity, applicability, or amount of such Taxes by (x) resisting payment thereof, (y) not paying the Taxes except under protest if protest is necessary and proper, or (z) if the payment is made, using reasonable efforts to obtain a refund thereof in an appropriate administrative or judicial proceeding. If requested to do so by Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to pursue any appeals to the United States Supreme Court. If and to the extent that the Tax Indemnitee is able to separate the contested issue(s) from other issues arising in the same administrative or judicial proceeding that are unrelated to the Transactions without (in such Tax Indemnitee's good faith judgment) adversely affecting such Tax Indemnitee, such Tax Indemnitee shall permit Lessee to control the conduct of any such proceeding and shall provide to Lessee (at Lessee's cost and expense) with such information or data in such Tax Indemnitee's control or possession and reasonably necessary to conduct such contest (other than such Tax Indemnitee's federal income Tax returns) in which case Lessee shall keep such Tax Indemnitee reasonably informed concerning the progress of such contest. If the contest is being controlled by a Tax Indemnitee, such Tax Indemnitee shall consult with Lessee in good faith regarding the manner of contesting such claim and shall keep Lessee reasonably informed regarding the progress of such contest. A Tax Indemnitee shall not fail to take any action expressly required by this ss. 9.3.4 (including anY action regarding any appeal of an adverse determination with respect to any claim) or settle or compromise any claim without Lessee's prior written consent (except as contemplated by ss. 9.3.4(b) or (c)).

     (b) Notwithstanding the foregoing, in no event shall a Tax Indemnitee be required to pursue any contest (or to permit Lessee to pursue any contest) unless (1) Lessee agrees to pay to such Tax Indemnitee on demand and on an after-tax basis all reasonable costs and expenses that such Tax Indemnitee incurs in connection with contesting such Taxes, including all reasonable out-of-pocket costs and expenses and reasonable attorneys' and accountants' fees and disbursements, (2) if such contest involves the payment of the claim, Lessee advances the amount thereof (to the extent indemnified hereunder) plus interest, penalties, and additions to tax with respect thereto that are required to be paid before commencing the contest on an interest-free net after-Tax basis to such Tax Indemnitee, (3) such Tax Indemnitee does not reasonably determine that the action to be taken will result in any material risk of forfeiture, sale, or loss of the Aircraft (unless Lessee makes provisions to protect the interests of any such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee) (PROVIDED, that such Tax Indemnitee shall notify Lessee in writing promptly after it becomes aware of any such risk), (4) no Lease Event of Default exists, unless Lessee has provided security for its obligations hereunder by advancing to such Tax Indemnitee, before proceeding or continuing with such contest, the amount of the Tax being contested, plus any interest and penalties and an amount estimated in good faith by such Tax Indemnitee for expenses, (5) before commencing any judicial action controlled by Lessee, Lessee acknowledges its liability for such claim hereunder in writing, PROVIDED, that Lessee shall not be bound by its acknowledgment if the Final Determination articulates conclusions of law and fact that demonstrate that Lessee has no liability for the contested amounts hereunder, (6) such Tax Indemnitee shall have received at Lessee's sole expense, an opinion independent tax counsel, such counsel to be selected by Lessee and reasonably satisfactory to such Tax Indemnitee ("Tax Counsel"), to the effect that a reasonable basis, within the meaning of ABA Formal Opinion No. 85-352, exists for contesting such claim, (7) the amount of payments or indemnification that would be required as a result of such adjustment, when aggregated with further potential payments or adjustments where the subject matter of the proposed adjustment is of a continuing nature, as to the Aircraft and all other aircraft operated by Lessee, shall be at least $10,000, and (8) the issue shall not be substantially identical as an issue previously contested hereunder and decided adversely, unless such Tax Indemnitee shall have received, at Lessee's sole expense, a written opinion, in form and substance reasonably satisfactory to such Tax Indemnitee, of Tax Counsel to the effect that the applicable circumstances or law have changed and in light thereof, there is reasonable basis under ABA Formal Opinion No. 85-352 that the tax treatment of the item which is the subject of the claim will be upheld in litigation if the claimed tax treatment is challenged by a Taxing Authority. Notwithstanding the foregoing, if any Tax Indemnitee releases, waives, compromises, or settles any claim that may be indemnifiable by Lessee pursuant to this ss. 9.3 and which such Tax Indemnitee is otherwise obligated to contest under this ss. 9.3.4 without Lessee's written permissiOn, Lessee's obligation to indemnify such Tax Indemnitee with respect to such claim (and all directly-related claims, and claims based on the outcome of such claim) shall terminate, subject to ss. 9.3.4(c), and subject to ss. 9.3.4(c), such Tax Indemnitee shall repay to Lessee any amount previously paid or advanCed to such Tax Indemnitee with respect to such claim, plus interest at the rate that would have been payable by the relevant Taxing Authority on a refund of such Tax.

     (c) Notwithstanding anything in this ss. 9.3, a Tax Indemnitee will not be required to contest the imposition of any Tax, and shall bE permitted to settle or compromise any claim without Lessee's consent, if such Tax Indemnitee (1) waives its right to indemnity under this ss. 9.3 witH respect to such Tax (and any directly-related claim, and any claim the outcome of which is determined based upon the outcome of such claim), (2) pays to Lessee any amount previously paid or advanced by Lessee pursuant to this ss. 9.3 with respect to such Tax, plus interest at the rate that would have beeN payable by the relevant Taxing Authority on a refund of such Tax, and (3) agrees to discuss with Lessee the views or positions of any relevant Taxing Authority with respect to the imposition of such Tax PROVIDED, that if Lessee has agreed in writing to settle a claim for a stated amount and the relevant Tax Indemnitee settles the claim on more favorable terms, such Tax Indemnitee shall not be required to waive the indemnity for such claim to the extent of the amount agreed to by Lessee.

     9.3.5 REFUND

     If any Tax Indemnitee receives a refund of, or becomes entitled to a credit against other liability for, all or any part of any Taxes paid, reimbursed, or advanced by Lessee, such Tax Indemnitee shall pay to Lessee within 30 days of such receipt an amount equal to the lesser of (a) the amount of such refund or credit plus any net tax benefit (taking into account any Taxes incurred by such Tax Indemnitee by reason of the receipt of such refund or realization of such credit) actually realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence (including this clause (a)), and (b) such tax payment, reimbursement, or advance by Lessee to such Tax Indemnitee theretofore made pursuant to this ss. 9.3 (and the excess, if any, of the amount described in clause (a) over the amount described in clause (b) shall be carried forward and applied to reduce PRO TANTO any subsequent obligation of Lessee to make payments to such Tax Indemnitee pursuant to this ss. 9.3). If, in addition to such refund or credit, sucH Tax Indemnitee receives (or is credited with) an amount representing interest on the amount of such refund or credit, such Tax Indemnitee shall pay to Lessee within 30 days after receiving or realizing such credit the portion of such interest fairly attributable to Taxes paid, reimbursed, or advanced by Lessee before the receipt of such refund or realization of such credit. Notwithstanding the foregoing, a Tax Indemnitee shall not be obligated to make any payment to Lessee pursuant to this ss. 9.3.5 if a Special Default or a Lease Event of Default has occurred and is continuing. If it is later determined thaT such Tax Indemnitee was not entitled to such refund or credit, the portion of the refund or credit repaid, recaptured or disallowed (and any interest and tax savings paid by such Tax Indemnitee to Lessee with respect thereto) shall be treated as Taxes for which Lessee must indemnify such Tax Indemnitee pursuant to this ss. 9.3 without regard to ss.
9.3.2 hereof other than ss. 9.3.2(f).

     9.3.6 TAX FILING

     Lessee shall timely file any report, return, or statement that is required to be filed with respect to any Tax which is subject to indemnification under this ss. 9.3 (except for any such report, return, or statement which a Tax Indemnitee has timely notified Lessee in writing that sucH Tax Indemnitee intends to file, or for which such Tax Indemnitee is required by law to file, in its own name); PROVIDED, that the relevant Tax Indemnitee shall furnish Lessee with any information in such Tax Indemnitee's possession or control that is reasonably necessary to file any such return, report, or statement and that Lessee reasonably requests in writing (but the Tax Indemnitee shall not be required to furnish copies of its actual tax returns, although it may be required to furnish relevant information contained therein). Lessee shall either file such report, return, or statement and send a copy to such Tax Indemnitee (and to Owner Trustee, if the Tax Indemnitee is not Owner Trustee), or, if Lessee is not permitted to file such report, return, or statement, it shall notify such Tax Indemnitee of such requirement and prepare and deliver such report, return, or statement to such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee within a reasonable time before the time such report, return, or statement is to be filed.

     9.3.7 FORMS

     Each Tax Indemnitee agrees to furnish from time to time to Lessee, Mortgagee, or such other Person as Lessee or Mortgagee shall designate, at Lessee's or Mortgagee's request, such duly-executed and properly-completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any Taxing Authority, if
(a) such reduction or exemption is available to such Tax Indemnitee, and (b) Lessee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee.

     9.3.8 NON-PARTIES

     If a Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this ss. 9.3 and ss. 15.8 before making any payment to such Tax Indemnitee under this ss. 9.3.

     9.3.9 FOREIGN TAX ON LOAN PAYMENTS

     If an Owner Participant is incorporated or organized, or maintains a place of business in a country other than the United States or in a territory, possession, or commonwealth of the United States (within the meaning of the tax law of that foreign jurisdiction), and if as a result thereof any foreign Taxes (including withholding Taxes) are imposed on the Pass-Through Trustees, Pass-Through Trusts, or Note Holders, then such Owner Participant shall reimburse Lessee for any payments that Lessee is required to make to or on behalf of any Pass-Through Trustee, Pass-Through Trust, or Note Holder under this ss. 9.3 as a result of the imposition of such Taxes. The amount payable by Owner Participant to Lessee shall be an amount which, after takinG into account any such Taxes, any Tax imposed upon the receipt or accrual by Lessee of such payment by such Owner Participant, and any tax benefits or tax savings realized by Lessee with respect to the payment of such withholding Tax or the payment hereunder, shall equal the amount of Lessee's payment to or on behalf of such Pass-Through Trustee or Note Holder.

     9.4 PAYMENTS

     Any payments made pursuant to ss. 9.1 or ss. 9.3 shall be due on the 30th day after demand, and shall be made directly to the relevant IndemniTee or Tax Indemnitee or to Lessee, in immediately available funds at such bank or to such account as specified by such Indemnitee or Tax Indemnitee or Lessee (as applicable) in written directives to the payor, or, if no such direction has been given, by check of the payor payable to the order of, and mailed to, such Indemnitee or Tax Indemnitee or Lessee (as applicable) by certified mail, postage prepaid, at its address as set forth in this Agreement.

     9.5 INTEREST

     If any amount, payable by Lessee, any Indemnitee, or any Tax Indemnitee under ss. 9.1 or ss. 9.3 is not paid when due, the Person obligated to mAke such payment shall pay on demand, to the extent permitted by Law, to the Person entitled thereto, interest on any such amount for the period from and including the due date for such amount to but excluding the date the amount is paid, at the Past-Due Rate. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.

     9.6 BENEFIT OF INDEMNITIES

     Lessee's obligations for indemnities, obligations, adjustments, and payments in ss. 9.1 or ss. 9.3 are expressly made for the benefit of, and shAll be enforceable by, the Indemnitee or Tax Indemnitee entitled thereto, without declaring the Lease to be in default or taking other action thereunder, and notwithstanding any provision of the Mortgage.


     10. ASSIGNMENT OR TRANSFER OF INTERESTS

     10.1 PARTICIPANTS, OWNER TRUSTEE, AND NOTE HOLDERS

     10.1.1 OWNER PARTICIPANT

     (a) During the Term, Owner Participant shall not Transfer any or all of its right, title, or interest in the Trust Estate or the Trust Agreement or to this Agreement unless:

     (1) the Transferee has full power, authority, and legal right to execute, deliver, and perform the obligations of Owner Participant under the Owner Participant Agreements and provides reasonably satisfactory evidence of such power and authority to Lessee, Owner Trustee, and Mortgagee;

     (2) the Transferee enters into a legal, valid, binding, and enforceable agreement, substantially in the form of Exhibit I hereto (or otherwise in form and substance reasonably satisfactory to Lessee and Mortgagee), effective to confirm that such Transferee agrees to be bound by all the terms of, and to undertake all of the obligations arising after such transfer of, the transferring Owner Participant in the Owner Participant Agreements, and in which it makes representations and warranties substantially the same as those in ss.
6.2 of thiS Agreement;

     (3) upon such Transfer Lessee shall not be obligated to pay any greater amount or incur any greater obligation than that which it would have been obliged to pay or incur under the Lease or other Lessee Operative Agreement if no transfer or assignment had taken place, and upon such Transfer the terms and conditions of the Lessee Operative Agreements insofar as they relate to the rights and obligations of Lessee or the Loan Participant are not altered;

     (4) Owner Participant shall deliver to Lessee, Owner Trustee, and Mortgagee an opinion of counsel reasonably satisfactory to each of them to the effect that such agreement or agreements referred to in ss. 10.1.1(a)(2) and, if applicable, ss. 10.1.1(a)(6) or (a)(7) Are legal, binding, and enforceable in accordance with its or their terms and that such transfer will not violate the Transportation Code, the registration provisions of the Securities Act, or any other applicable Federal law;

     (5) the Transfer shall relate to Owner Participant's entire interest as Owner Participant; or, if it relates to less than its entire interest as Owner Participant, then (aa) Lessee shall have given its prior written consent to the partial Transfer, and (bb) all amendments to the Operative Agreements, reasonably requested by Lessee or Owner Participant, that are necessary or appropriate to accommodate the existence of multiple Owner Participants, shall be agreed to and executed by the parties thereto, all at the expense of the Owner Participants under ss. 10.1.1(c);

     (6) the Transferee is a Citizen of the United States (such status to be determined without considering FAR ss. 47.9 or anY other provision that may restrict Lessee's use or operation of the Aircraft), or shall use a voting powers trust or similar arrangement in order to hold an interest in the Trust Estate such that the Aircraft can be registered in the United States (without considering FAR ss. 47.9 oR any other provision that may restrict Lessee's use or operation of the Aircraft); and

     (7) the Transferee is a single Person and is either (aa) a Permitted Institution, (bb) or an Affiliate of a Permitted Institution, if such Affiliate's obligations under the Owner Participant Agreements are guaranteed by such Permitted Institution pursuant to a written guaranty, substantially in the form of Exhibit J hereto (or otherwise in form and substance reasonably satisfactory to Lessee, Owner Trustee and Mortgagee), or (cc) with Lessee's prior written consent, any other Person the obligations of whom under the Owner Participant Agreements are guaranteed by a Permitted Institution pursuant to a written guaranty, in form and substance reasonably satisfactory to Lessee, Owner Trustee, and Mortgagee.

            (b)  Owner   Participant   shall  give  written  notice  to  Lessee,
Mortgagee,  and  Owner  Trustee  at least  10 days  before  any  such  Transfer, specifying  the name and  address  of the  proposed  Transferee,  and  providing financial statements of the proposed Transferee or guarantor evidencing satisfaction of the requirements described in ss. 10.1.1(a)(7)(aa) or (bb).

            (c) Any  reasonable  fees,  charges,  and  expenses,  including  the reasonable legal fees, charges, and expenses incurred by Lessee, Owner Participant, Mortgagee, any Note Holder, or Owner Trustee in connection with any Transfer by Owner Participant permitted by this ss. 10.1.1, or by thE Transferee in any such case, will be paid for by Owner Participant.

     10.1.2 OWNER TRUSTEE

     Owner Trustee may transfer its interests in the Trust Agreement pursuant to ss. 9 thereof.

     10.1.3 NOTE HOLDERS

     Subject to ss. 7.5.2 hereof and ss. 2.07 of the Mortgage, any Note Holder may, at any time, Transfer or grant participations in all or any portIon of the Equipment Notes or all or any portion of its beneficial interest in its Equipment Notes and the Collateral to any Person (the sale or issuance of Pass-Through Certificates by a Pass-Through Trustee not being considered a
Transfer or participation); PROVIDED, that any participant in any such participations shall not have any direct rights under the Operative Agreements or any Lien on all or any part of the Aircraft or Collateral, and Lessee shall not have any increased liability or obligations as a result of any such participation. In the case of any such Transfer, the Transferee, by acceptance of Equipment Notes in connection with such Transfer, shall be bound by all of the covenants of Note Holders in the Operative Agreements.

     10.2 EFFECT OF TRANSFER

     Upon any Transfer in accordance with ss. 10.1.1, ss. 10.1.2, or ss. 10.1.3 (other than any Transfer by any Note Holder, to the extent it only gRants participations in Equipment Notes or in its beneficial interest therein), the Transferee shall be deemed "Owner Participant", "Owner Trustee", or a "Note Holder", respectively, for all purposes of the Operative Agreements and, in the case of a Transferee of Owner Participant or any Note Holder, shall be deemed to have paid its ratable portion of Lessor's Cost previously made by Owner Participant or Loan Participant, respectively, making such conveyance and represented by the interest being conveyed, and each reference herein to Owner Participant, Owner Trustee, or Note Holder, respectively, shall thereafter be deemed a reference to such Transferee for all purposes, and the transferring Owner Participant, Owner Trustee, Loan Participant, or Note Holder shall be released (including, in the case of Owner Participant, any Guarantor with respect to any guaranty provided by it under ss. 10.1.1(a)(7)) from all of itS liabilities and obligations under the Operative Agreements to the extent such liabilities and obligations arise after such Transfer and, in each case, to the extent such liabilities and obligations are assumed by the Transferee; PROVIDED, that such transferring Owner Participant, Owner Trustee, or Note Holder (and its Affiliates, successors, assigns, agents, representatives, directors, and officers) will continue to have the benefit of any rights or indemnities under any Operative Agreement vested or relating to circumstances, conditions, acts, or events before such Transfer.

     11. RE-FUNDING AND CERTAIN OTHER MATTERS

     11.1 RE-FUNDING GENERALLY

     Subject to ss. 11.2 and ss. 11.4, if at any time Lessee notifies Owner Participant, Owner Trustee, and Mortgagee that Lessee requests that OwNer Trustee voluntary redeem all (but not less than all) of the outstanding Equipment Notes (in compliance with ss. 2.11 and ss. 2.12 of the Mortgage) as part oF a re-funding transaction, Owner Participant will negotiate in good faith and promptly conclude an agreement with Lessee as to the terms of such re-funding transaction (including the terms of any debt to be issued in connection with such re-funding transaction and the documentation to be executed in connection therewith), and after Lessee and Owner Participant shall have concluded such an agreement:

     11.1.1 RE-FUNDING CERTIFICATE

     Within 10 Business Days after reaching such agreement, Owner Participant will deliver a Re-Funding Certificate to Lessee. Within 10 Business Days after receiving the Re-Funding Certificate, Lessee may demand a verification (pursuant to ss. 3.2.1(d) of the Lease) of the information in thE Re-Funding Certificate. Upon Lessee's acceptance of the accuracy of the information in the Re-Funding Certificate or the determination pursuant to such verification procedures of the Re-Funding Information, the appropriate parties will take the actions specified in ss. 11.1.2 through ss. 11.1.7.

     11.1.2 FINANCING AGREEMENTS

     The appropriate parties will enter into appropriate documentation (which may include an underwriting agreement or similar private placement agreement) with the institution or institutions to be named therein providing for (a) Owner Trustee's issuance and sale of the New Debt to such institution(s) on the Re-Funding Date, and (b) the application of the proceeds of the sale of the New Debt to the redemption of all such Equipment Notes on the Re-Funding Date. Lessee, acting on behalf of Owner Trustee, shall give Mortgagee at least 30 days' revocable prior written notice of the proposed date of the optional redemption.

     11.1.3 LEASE AMENDMENTS

     As a condition to the closing of the re-funding transaction, Lessee and Owner Trustee will amend the Lease, as contemplated by ss. 3.2.1(b) oF the Lease, to provide that (a) Basic Rent payments and allocations for the period from and after the Re-Funding Date shall be as provided in the Re-Funding Information, and (b) Stipulated Loss Values, Termination Values, and the EBO Price, from and after the Re-Funding Date, shall be as provided in the Re-Funding Information.

     11.1.4 SECURITY AGREEMENTS

     Owner Trustee will enter into an agreement to provide for securing the New Debt similarly to the Equipment Notes, and will enter into such amendments and supplements to the Mortgage (or such new indenture or other security agreement) and the other Operative Agreements as are appropriate to effect such re-funding.

     11.1.5 EXPENSES

     Whether or not such re-funding transaction is consummated, Lessee shall pay or reimburse on a net after tax basis all of the reasonable out-of-pocket expenses of all parties to such re-funding transaction, including any underwriting or placement fees and the reasonable fees and expenses of such parties' counsel and any related loan or commitment fees.

     11.1.6 MAKE WHOLE AMOUNT

     At the closing of such re-funding, Owner Trustee shall pay to Mortgagee (for the account of each Note Holder), upon receipt of the same from Lessee (which Lessee shall pay as Supplemental Rent, as a condition to the closing to the re-funding transaction, at no after-tax cost to Owner Trustee or Owner Participant), any Make-Whole Amount payable to such Note Holder under ss. 2.11 of the Mortgage.

     11.1.7 RETURN OF EQUIPMENT NOTES

     Subject to Owner Trustee's and Lessee's compliance with all applicable terms and conditions for voluntary prepayment under the Mortgage and this Agreement, each Note Holder will transfer to Owner Trustee the Equipment Notes held by such Note Holder for cancellation (and Owner Trustee shall cancel them), against receipt by such Note Holder of the then-outstanding principal amount of such Equipment Notes, accrued and unpaid interest and any Make-Whole Amount thereon, and all other amounts then payable to such Note Holder and Mortgagee hereunder or under the Mortgage.

     11.2 LIMITATIONS ON OBLIGATION TO REFUND

     Notwithstanding the foregoing, Owner Participant shall have no obligation to proceed with any re-funding transaction as contemplated by this ss. 11:

     (a) if such transaction would have, or creates a risk of, an adverse tax consequence to Owner Participant (as determined by Owner Participant in good faith), unless Lessee agrees to indemnify Owner Participant, or to cause Owner Participant to be indemnified, against such adverse tax consequence by a written agreement in form and substance and from a Person (if not Lessee) reasonably satisfactory to Owner Participant, and such indemnification would not give rise to a Materially Adverse Change with respect to Lessee;

     (b) unless Lessee indemnifies Owner Participant for any liability, obligation (other than the obligation to pay principal and interest and related payments in respect of the New Debt), cost, or expense (including reasonable attorneys' fees) related to or arising out of any such re-funding, and such indemnification would not give rise to a Materially Adverse Change with respect to Lessee;

     (c) if a Special Default or Lease Event of Default exists;

     (d) if two re-funding transactions have previously been consummated at Lessee's request pursuant to thisss. 11;

     (e) if such re-funding would cause (i) the principal amount of the New Debt to exceed the then-outstanding principal amount of the Equipment Notes, or (ii) the Weighted Average Life to Maturity of the New Debt to exceed the Weighted Average Life to Maturity of the Equipment Notes, or (iii) the final maturity to the New Debt to be later than the final maturity of the Equipment Notes; or

     (f) if the structure or documentation for such re-funding results in greater obligations or liabilities, or lesser rights, of Owner Trustee or Owner Participant, compared to those contained in the structure and documentation for the original Equipment Notes.

     11.3 EXECUTION OF FACILITATING DOCUMENTS

     Lessee, Owner Participant, Owner Trustee, and Mortgagee will execute any document necessary or advisable to implement this ss. 11 (includinG executing, delivering, or providing any appropriate additional or modified amendment, representation, warranty, certificate, opinion, or other document that Lessee or any other Person reasonably requests).

     11.4 ERISA

     Owner   Participant  shall  not  be  obligated  to  conclude  the  proposed re-funding transaction unless the agreements used to effect it contain an agreement by the initial holders of the New Debt substantially the same as ss. 7.5.2(b) of this Agreement (unless the New Debt is sold in a public offerinG under the Securities Act or a private placement intended for resale pursuant to Rule 144A under the Securities Act, in which case the holders of the New Debt shall be subject to the restrictions relating to ERISA substantially the same as those generally applicable to purchasers of pass-through certificates issued by U.S. airlines and sold to the public in SEC-registered form).

     11.5 CONSENT TO OPTIONAL REDEMPTIONS

     Each of Owner Participant, Owner Trustee, and Mortgagee agrees for Lessee's benefit not to cause an optional redemption of the Equipment Notes without Lessee's consent except as set forth in ss. 2.13 of the Mortgage or elsewhere herein.

     11.6 LESSEE'S ASSUMPTION OF EQUIPMENT NOTES

     11.6.1 LESSEE'S ELECTION; DOCUMENTATION

     If no Special Default  exists,  upon exercising a purchase option under ss.
17.3 of the Lease, Lessee may elect to assume and apply as part of thE Purchase Price the debt evidenced by all of the outstanding Equipment Notes, subject to this ss. 11.6 and ss. 2.15 of the Mortgage. Lessee shall notify OwNer Trustee, each Participant, and Mortgagee of such election no later than 30 days before the effective date of such assumption. Subject to this ss. 11.6 anD ss. 2.15 of the Mortgage, the parties agree to cooperate and to enter into such amendments or supplemental agreements as may be necessary to effectuate thE transaction contemplated by this ss. 11.6.

     If Lessee so elects, then, upon compliance with ss. 17.3 of the Lease, Owner Trustee will transfer to Lessee, without recourse or warrantY (except as to the absence of Lessor Liens) but subject to the Lien of the Mortgage, all of Owner Trustee's right, title, and interest in and to the Aircraft, and each of the parties hereto shall execute and deliver appropriate documentation permitting Lessee to assume such obligations on the basis of full recourse to Lessee, maintaining for the benefit of the Note Holders the security interest in the Aircraft created by the Mortgage, and upon compliance with this ss. 11.6 and ss. 2.15 of the Mortgage, such documentation shall become effective and Owner Participant and Owner Trustee shall be released from All future obligations in respect of the Equipment Notes, the Mortgage, and all other Operative Agreements, except any obligations arising (or with respect to events occurring) before such assumption, and take all such other actions as are reasonably necessary to permit such assumption by Lessee.

     11.6.2 CLOSING CONDITIONS

     In connection with such assumption:

     (1) Lessee shall execute and deliver an instrument, reasonably satisfactory in form and substance to Mortgagee and Owner Trustee, (aa) pursuant to which Lessee irrevocably and unconditionally assumes and undertakes, with full recourse to Lessee, to pay when due (at the stated maturity thereof, by acceleration, or otherwise) the principal of, and any Make-Whole Amount, interest, and other Secured Obligations owing on, all Equipment Notes then outstanding in accordance with their terms and punctually to perform and observe all of the covenants and obligations (monetary or otherwise) hereunder and under the Mortgage and the Equipment Notes (as amended in connection with such assumption) to be performed or observed by Owner Trustee, which obligations shall be secured by a first-priority lien under the Mortgage, and (bb) which contains amendments to the Mortgage, in form and substance reasonably satisfactory to Mortgagee and Owner Trustee, that incorporate therein such provisions from the Lease and this Agreement as are appropriate, including events of default substantially identical in scope and effect to those in the Lease but including any such additional defaults as Mortgagee reasonably requests to provide the same level of protection as in the Mortgage and covenants substantially identical to the covenants of Lessee hereunder and under the Lease.

     (2) The instrument referred to in clause (1), any Uniform Commercial Code financing statements relating thereto, and any other documents that are necessary (or reasonably requested by Mortgagee) to establish Lessee's title to and interest in the Aircraft or to reflect the substitution of Lessee for Owner Trustee under the Operative Agreements or to continue the perfection of the security interests in the Aircraft and the other rights and interests of the registered owners of the Equipment Notes (or Lessee's substituted obligations) shall be filed in such form, manner, and places as are necessary or, in Mortgagee's or Owner Trustee's reasonable opinion, advisable for such purpose.

     (3) Mortgagee and Owner Trustee shall receive an insurance report, dated the effective date of such assumption, of an independent insurance broker, and certificates of insurance, each in form and substance reasonably satisfactory to such Person, as to the due compliance as of the effective date of such assumption with ss. 11 of the Lease (as incorporated into the instrument referred to in (1) of this ss. 11.6.2) as it relates to the Note Holders, each Certificate Holder, and Mortgagee relating to the insurance with respect to the Aircraft.

     (4) Mortgagee and Owner Trustee shall receive evidence that, as of the effectiveness of such assumption, the Aircraft is free and clear of all Liens other than the Lien of the Mortgage and other
Permitted Liens (other than Lessor Liens).

     (5) Mortgagee and Owner Trustee shall receive a certificate from Lessee that no Special Default exists on the effective date of such assumption.

     (6) Mortgagee receives (aa) a Guarantor Confirmation under which Holdings expressly acknowledges and agrees that each of the Assumed Obligations constitute Guaranteed Obligations (as defined in the Guarantee) for all purposes of the Guarantee, and (bb) restated Equipment Notes showing Lessee as issuer (which Mortgagee shall also authenticate) evidencing such assumption and the full recourse nature of Lessee's obligations thereunder.

     (7) Mortgagee receives such other documentation or evidence reasonably requested by Mortgagee to establish the authority of Lessee, Owner Trustee, and Owner Participant to consummate the transactions contemplated by the assumption and the taking of all corporate proceedings in connection therewith.

     (8) Each Loan Participant and Pass-Through Certificate holder ("HOLDER") shall receive (by delivery to its Pass-Though Trustee, in the case of each Holder) (aa) an opinion of Troutman Sanders LLP, or other independent tax counsel chosen by Lessee and reasonably acceptable to each Loan Participant (Troutman Sanders LLP or such other counsel being the "TAX COUNSEL"), to the effect that the Pass-Through Trusts will not be subject to U.S. federal income tax as a result of Lessee's assumption of the Equipment Notes, and (bb) either
(i) an opinion of Tax Counsel to the effect that the Loan Participants and Holders will not recognize income, gain, or loss for federal income tax purposes as a result of Lessee's assumption of the Equipment Notes, and will be subject to federal income tax in the same amounts, in the same manner, and at the same time as would have been the case if such assumption had not occurred, or (ii)
(x) an opinion of Tax Counsel to the effect that the Loan Participants and Holders should not recognize income, gain, or loss for federal income tax purposes as a result of Lessee's assumption of the Equipment Notes, and should be subject to federal income tax in the same amounts, in the same manner, and at the same time as would have been the case if such assumption had not occurred, and (y) an indemnity on an After-Tax Basis from Lessee for any adverse tax consequences to each Loan Participant and Holder resulting from such assumption, such indemnity to be in form and substance reasonably acceptable to each Loan Participant.

     (9) Each Note Holder, each Pass-Through Certificate holder, Mortgagee, and Owner Trustee shall receive (by delivery to its Pass-Though Trustee, in the case of each Holder): (aa) a legal opinion from counsel for Lessee (which may be in-house counsel), in form and substance reasonably satisfactory to each Note Holder, Mortgagee, and Owner Trustee, to the effect that the assumption contemplated by this ss. 11.6 does noT contravene Lessee's certificate of incorporation or by-laws, or any agreement or instrument known to such counsel to which Lessee is a party or by which it is bound, and as to (x) the compliance of the assumption contemplated by this ss. 11.6 with the terms and conditions of this ss. 11.6 and ss. 2.15 oF the Mortgage, (y) the due authorization, execution, delivery, validity, and enforceability of the instruments referred to in clauses (1) and (6), and (z) the continued perfection of the first-priority Lien on the Aircraft for the benefit of the registered owners of the Equipment Notes, and the due filing of the Uniform Commercial Code financing statements and the other documents referred to in clause (2), (bb) from counsel to Mortgagee, counsel to Lessee and Guarantor, counsel to Owner Trustee, and special aviation counsel, a legal opinion comparable to the respective opinions delivered on the Delivery Date (including, in the case of Lessee's counsel, a favorable opinion regarding the availability of the protections available under
Section 1110 of the Bankruptcy Code), with such changes therein as may be appropriate in light of such assumption, and (cc) in the case of each opinion described in subclause (aa) or (bb) of this clause (9), covering such additional matters as Mortgagee, Owner Trustee, or any Note Holder reasonably requests.

            (10)  Each  Note  Holder  and  Mortgagee   receive  a  copy  of  the
Application for Aircraft Registration filed with the FAA (or any other registration application filed with the applicable Aviation Authority) in connection with such assumption.

     12. SECTION 1110

     Lessee, Owner Participant, Loan Participants, the Note Holders (such intention being evidenced by each of their acceptance of an Equipment Note), Owner Trustee, and Mortgagee intend that Owner Trustee, as lessor under the Lease (and Mortgagee as assignee of Owner Trustee under the Mortgage), shall be entitled to the benefits of Section 1110 in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     13. CHANGE OF CITIZENSHIP

     13.1 GENERALLY

     Without prejudice to the representations, warranties, or covenants as to any party's status as a Citizen of the United States:

     (a) Each of Lessee, FSB, WTC, and Mortgagee agrees that, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States, and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, it will notify all parties hereto of all relevant matters in connection therewith; and

     (b) Owner Participant agrees that, if its status is to change or has changed as a Citizen of the United States, or it makes public disclosure of circumstances as a result of which it believes that such status is likely to change, it will notify all the other parties to this Participation Agreement of
(1) such change in status promptly after obtaining Actual Knowledge thereof, and
(2) such belief as soon as practicable after such public disclosure (but in any event within 10 Business Days after such public disclosure).

     13.2 OWNER PARTICIPANT

     Owner Participant agrees, solely for the benefit of Lessee and the Note Holders, that if, when the Aircraft is registered in the United States, (a) Owner Participant is not be a Citizen of the United States, and (b) the Aircraft shall be, or would therefore become, ineligible for registration in the name of Owner Trustee under the Transportation Code and regulations then applicable thereunder (without considering FAR ss. 47.9 or any other provisioN that may restrict Lessee's or any Permitted Sublessee's use or operation of the Aircraft), then Owner Participant shall as soon as is reasonably practicable (but in any event within 30 days after obtaining Actual Knowledge of such ineligibility and of such loss of citizenship), (y) effect voting trust or other similar arrangements (in which case any provisions contained in the Operative Agreements restricting Owner Participant's or Owner Trustee's ability to amend the Trust Agreement shall not apply to the extent necessary to permit the use of such a voting trust or other similar arrangement) or take any other action necessary to prevent any deregistration or maintain the United States registration of the Aircraft, or (z) transfer in accordance with the terms of this Agreement all its right, title, and interest in and to this Agreement, the Trust Estate, and the Trust Agreement in accordance with ss. 10.1.

     13.3 OWNER TRUSTEE

     Upon FSB's giving any notice in accordance with ss. 13.1(a), Owner Trustee shall, subject to ss. 9.1.1 of the Trust Agreement, resign as OwNer Trustee. Upon its receipt of such notice, Owner Participant shall as promptly as practicable appoint a Citizen of the United States as successor Owner Trustee pursuant to ss. 9.1 of the Trust Agreement.

     13.4 MORTGAGEE

     If WTC gives any notice under ss. 13.1(a), WTC shall (if such citizenship is necessary under the Transportation Code or, if it is not necessary, if Mortgagee's citizenship could have any adverse effect on Lessee, any Participant, or any Note Holder), subject to ss. 8.02 of the Mortgage, resign aS Mortgagee promptly upon its ceasing to be such a citizen.

     14. CONCERNING OWNER TRUSTEE

     Except as otherwise expressly provided herein, in the Trust Agreement, or in the Mortgage, Owner Trustee is entering into this Agreement solely in its capacity as trustee as provided in the Trust Agreement and not in its individual capacity, and in no case whatsoever will it be liable or accountable in its individual capacity for any of the statements, representations, warranties, agreements, or obligations of Owner Trustee hereunder, or for any loss in respect thereof, as to all of which the parties agree to look solely to the Trust Estate; PROVIDED, that nothing in this ss. 14 shall limiT in scope or substance the personal liability of FSB (a) to Owner Participant as expressly set forth in the Trust Agreement, (b) in respect of the representations, warranties, and agreements of FSB expressly made as such herein or in any other Operative Agreement to which it is a party, and (c) for the consequences of its own gross negligence, willful misconduct, and, in receiving, handling or remitting of funds only, its willful misconduct or simple negligence as a trustee.

     15. MISCELLANEOUS

     15.1 AMENDMENTS

     No provision of this Agreement may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Agreement that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by the party against whom the enforcement of the amendment, supplement, waiver, modification, discharge, termination, or variance is sought. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Agreement shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in writing and signed by the party against whom enforcement of the same is sought.

     15.2 SEVERABILITY

     If any provision of this Agreement is held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction, and (b) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal, or unenforceable may be waived, the parties hereto hereby waive that Law to the full extent permitted, to the end that this Agreement shall be a valid and binding agreement in all respects, enforceable in accordance with its terms.

     15.3 SURVIVAL

     The indemnities in this Agreement shall survive the delivery or return of the Aircraft, the Transfer of any interest of Owner Participant in this Agreement, the Trust Estate, and the Trust Agreement, the Transfer of any interest by any Note Holder of its Equipment Note, and the expiration or other termination of any Operative Agreement, except to the extent otherwise provided therein.

     15.4 REPRODUCTION OF DOCUMENTS

     This Agreement (including all annexes, schedules, and exhibits hereto) and all documents relating hereto, including (a) future consents, waivers, and modifications, and (b) past and future financial statements, certificates, and other information furnished to any party hereto, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process, and any party may destroy any original documents so reproduced. Any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original exists and whether or not such party made the reproduction in the regular course of business), and any enlargement, facsimile, or further reproduction of such reproduction also shall be so admissible in evidence.

     15.5 COUNTERPARTS

     This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which shall be deemed to be an original.

     15.6 NO WAIVER

     No failure on the part of any party hereto to exercise, and no delay by any party hereto in exercising, any of its rights, powers, remedies, or privileges under this Agreement or otherwise available shall impair, prejudice, or waive any such right, power, remedy, or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof by it or the exercise of any other right, power, remedy, or privilege by it. No notice to or demand on any party hereto in any case shall, unless otherwise required under this Agreement, entitle such party to any other or further notice or demand in similar or other circumstances, or waive the rights of any party hereto to any other or further action in any circumstances without notice or demand.

     15.7 NOTICES

     Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, and other communications required or permitted to be made, given, furnished, or filed hereunder shall be in writing (and the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter), shall refer specifically to this Agreement, and shall be personally delivered, sent by fax or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery), sent by registered mail or certified mail, return receipt requested, or sent by next-business-day courier service, in each case to the address or fax number set forth for such party in Schedule 1, or to such other address or number as such party hereafter specifies by notice to the other parties hereto. Each such notice, request, demand, authorization, direction, consent, waiver, or other communication shall be effective when received or, if made, given, furnished, or filed by fax or telecommunication transmission, when confirmed.

     15.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE

     (A) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE.

     (B) EACH PARTY HERETO HEREBY IRREVOCABLY AGREES, ACCEPTS, AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT, OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THE OPERATIVE AGREEMENTS.

     (C) EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING MAY BE MADE BY DELIVERING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SS. 15.7. EACH PARTY HERETO HEREBY AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SS. 15.8(C), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

     (D) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

            (E) EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THE OPERATIVE AGREEMENTS.

     15.9 THIRD-PARTY BENEFICIARY

     This Agreement is not intended to provide (and shall not provide) any Person not a party hereto (other than each Liquidity Provider, Policy Provider, Escrow Agent, and Paying Agent, each of which is an intended third-party beneficiary with respect to the provisions of ss. 9.1 (and any otheR provision hereunder pursuant to which any such party is expressly granted rights hereunder) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than each Liquidity Provider, Policy Provider, Escrow Agent, and Paying Agent, with respect to the provisions of ss. 9.1 (and any other provision hereunder pursuant to which any such party is expressly granted rights hereunder) shall have any right, power, or privilege in respect of any party hereto, or have any benefit or interest, arising out of this Agreement.

     15.10 ENTIRE AGREEMENT

     This Agreement, together with the other Operative Agreements, on and as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, among any of the parties hereto with respect to such subject matter are hereby superseded in their entireties.

     15.11 FURTHER ASSURANCES

     Each party hereto shall execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) all such further agreements, instruments, certificates, or other documents, and shall do and cause to be done such further things, as any other party hereto reasonably requests in connection with the administration of, or to carry out more effectively the purposes of, or to assure and confirm better to such other party the rights and benefits to be provided under, this Agreement and the other Operative Agreements.



     [THIS REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have executed this Participation Agreement N___AT.


                                   AMERICAN TRANS AIR, INC., Lessee


                                   By: ____________________________

                                  Name:
                                  Title:

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, Owner Participant


                                   By: ____________________________

                                       Name:
                                       Title:

                                   FIRST SECURITY BANK, NATIONAL  ASSOCIATION,
                                   NOT IN ITS INDIVIDUAL CAPACITY
                                   (EXCEPT AS EXPRESSLY PROVIDED HEREIN), e
                                   BUT SOLELY AS TRUSTEE, Owner Truste

                                   By: _____________________________

                                   Name:
                                   Title:

                                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   IN ITS INDIVIDUAL CAPACITY
                                   (AS EXPRESSLY PROVIDED HEREIN)

                                   By: _________________________________

                                    Name:
                                    Title:

                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS TRUSTEE, Mortgagee

                                   By: _________________________________

                                   Name:
                                   Title:




                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS TRUSTEE, Pass-Through Trustee under the Pass-Through Trust Agreement for the American Trans Air, Inc. Pass-Through Trust, 200_-1G

                                   By: _________________________________


                                   Name:
                                   Title:

                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS TRUSTEE, Pass-Through Trustee under the Pass-Through Trust Agreement for the American Trans Air, Inc. Pass-Through Trust, 200_-1C

     `                             By: ________________________________

                                   Name:
                                   Title:


                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS SUBORDINATION AGENT


                                   By: _________________________________________

                                   Name:
                                   Title:

                               ACCOUNTS; ADDRESSES
                 Account for Payments        Address for Notices

AMERICAN        (Confidential Material       American Trans Air, Inc.
TRANS AIR, INC   Omitted)                   7337 West Washington Street
                                             Indianapolis, Indiana  46231
                                             Attention: Exec. VP and CFO
                                             fax: (317) 240-7091

OWNER                                        General Electric Capital
PARTICIPANT                                  Corp.
                                             _______________________
                                             Attention: _________________
                                             fax: (____) __________



THE BOEING                                   The Boeing Company
COMPANY                                      P.O. Box 3707
                                             Seattle, WA 98124-3707
                                             Attention: Treasurer
                                             M/S 68-34
                                             fax: (206) 237-8746


FIRST SECURITY                               First Security Bank, N.A.
BANK,NATIONAL                                79 South Main Street
ASSOCIATION                                  Salt Lake City, UT  84111
                                             Attention: Corporate Trust
                                             Department
                                             fax: (801) 246-5053


WILMINGTON                                   Wilmington Trust Company
TRUST COMPANY,                               Rodney Square North
AS MORTGAGEE                                 1100 North Market Street
                                             Wilmington, DE  19890-0001
                                             Attention:Corporate Trust
                                             Administration
                                             fax: (302)651-8882


WILMINGTON TRUST                             Wilmington Trust Company
COMPANY, AS                                  Rodney Square North
SUBORDINATION AGENT                          1100 North Market Street
                                             Wilmington, DE  19890-0001
                                             Attention: Corporate Trust
                                             Administration
                                             fax: (302) 651-8882


WILMINGTON TRUST                             Wilmington Trust Company
COMPANY, AS                                  Rodney Square North
PASS-THROUGH TRUSTEE                         1100 North Market Street
FOR THE 200_-1G                              Wilmington, DE  19890-0001
PASS-THROUGH TRUST                           Attention: Corporate Trust
                                             Administration
                                             fax: (302) 651-8882



WILMINGTON TRUST                             Wilmington Trust Company
COMPANY, AS                                  Rodney Square North
PASS-THROUGH TRUSTEE                         1100 North Market Street
FOR THE 200_-1c                              Wilmington, DE  19890-0001
PASS-THROUGH TRUST                           Attention: Corporate Trust
                                             Administration
                                             fax: (302) 651-8882

AMBAC ASSURANCE                              Ambac Assurance Corporation
CORPORATION                                  1 State Street Plaza
                                             New York, NY  10004
                                             Attention:  David Nemschoff
                                             fax:  (212) 208-3113

                                   COMMITMENTS

PARTICIPANT                PERCENTAGE OF LESSOR'S COST            DOLLAR AMOUNT

OWNER PARTICIPANT          OWNER PARTICIPANT'S PERCENTAGE
                           PERCENTAGE
General Electric Capital     __________%                             $__________
Corporation

PASS-THROUGH TRUSTEE       LOAN PARTICIPANT'S PTT PERCENTAGE

200_-1G Pass-Through Trustee  __________%                            $__________



200_-1C Pass-Through Trustee  __________%                            $__________



TOTAL                         100%                                   $__________

                                  CERTAIN TERMS


DEFINED TERM                                       DEFINITION

Commitment Termination Date                        __________, 200_

Lessee's Advisor(s)                                Capstar Partners, LLC

Lessor's Cost                                      $_______________

OP Jurisdiction                                    New York

Owner Participant's Special Counsel                Dewey Ballantine LLP

Trust Company Jurisdiction                         Utah